                                                                    Exhibit 99.1


                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $294,030,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-CB3

                               [C-BASS (SM) LOGO]

              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  JUNE 18, 2003

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, the addressee (and each employee, representative or other agent of the addressee) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of any security described in the Computational Materials, any fact relevant to understanding the federal tax treatment or tax structure of any security described in the Computational Materials, and all materials of any kind (including opinions or other tax analysis) that are provided to the addressee relating to such federal tax treatment or tax structure.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

                                   TERM SHEET
                                  JUNE 18, 2003

                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-CB3

                           $294,030,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                            PAYMENT                           EXPECTED
                                             WAL (YRS)       WINDOW                             FINAL    STATED   EXPECTED RATINGS
               APPROX                          (CALL/        (CALL/     PAYMENT    INTEREST   MATURITY   FINAL    (FITCH / MOODY'S /
CLASS           SIZE              COUPON     MATURITY)     MATURITY)     DELAY      ACCRUAL      (6)    MATURITY       S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS AF-1  $ 194,280,500         Fixed         N/A           N/A          24       30/360       N/A       N/A      AAA/Aaa/AAA
                               (4),(5),(7)
------------------------------------------------------------------------------------------------------------------------------------
CLASS AV-1  $  55,942,000      LIBOR + [ ]   2.11/2.13    1-91/1-112        0     Actual/360   1/25/11   5/25/34    AAA/Aaa/AAA
                                 (4),(5)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-IO  $ 297,000,000 (8)     Fixed      1.00/1.00    1-30/1-30        24       30/360    12/15/05   5/25/34    AAA/Aaa/AAA
                                   (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1   $  14,850,000         Fixed      5.07/5.58    39-91/39-160     24       30/360     1/25/11   5/25/34     AA/Aa2/AA
                                 (4),(5)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2   $  14,850,000         Fixed      5.04/5.47    38-91/38-146     24       30/360     1/25/11   5/25/34       A/A2/A
                                 (4),(5)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1   $   7,425,000         Fixed      5.02/5.29    37-91/37-122     24       30/360     1/25/11   5/25/34   BBB+/Baa1/BBB+
                                 (4),(5),
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2   $   3,712,500         Fixed         N/A           N/A          24       30/360       N/A       N/A     BBB/Baa2/BBB
                               (4),(5),(7)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3   $   2,970,000      LIBOR + [ ]      N/A           N/A           0     Actual/360     N/A       N/A     BBB-/Baa3/BBB-
                               (4),(5),(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL       $ 294,030,000
OFFERED:
------------------------------------------------------------------------------------------------------------------------------------

1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

2) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1 and Class B-3 Certificates will settle flat. The Class AF-1, Class A-IO Certificates, the Mezzanine Certificates, the Class B-1 Certificates and the Class B-2 Certificates will settle with accrued interest, beginning on June 1, 2003.

3) The Class A-IO Certificates are a [30] month interest only class and will receive interest at a fixed rate of [3.00]%.

4) The pass-through rate on the Class AF-1 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1 Certificates will equal 2 times their original applicable margin on the first Distribution Date after the first possible Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the pass-through rates for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date. The certificate margins on the Class B-3 Certificates will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

5) The Offered Certificates (other than the Class A-IO Certificates) will be subject to the applicable Rate Cap as described herein.

6)   The Final Scheduled Distribution Date is calculated based on the Pricing
     Speed.

7) The Class AF-1, Class B-2 and Class B-3 Certificates will be offered pursuant to the prospectus; however, such classes are not fully described in this term sheet.

8)   Notional Amount.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

                          CLASS A-IO NOTIONAL SCHEDULE

The notional amount of the Class A-IO Certificates will have two components-a Group I component and a Group II component. On any distribution date, the notional amount of these components will equal the lesser of (i) the aggregate principal balance of the Group I mortgage loans, in the case of the Group I component, and the aggregate principal balance of the Group II mortgage loans, in the case of the Group II component, in either case before the application of any principal payments for related due date and (ii) the amount as stated in the schedule below for each component described below. The pass-through rate on each component will be equal to [3.0]% per annum.

                              A-IO-1             A-IO-2
        DISTRIBUTION    GROUP 1 COMPONENT   GROUP 2 COMPONENT     A-IO (TOTAL)
PERIOD     DATE          NOTIONAL AMOUNT     NOTIONAL AMOUNT    NOTIONAL AMOUNT
------  ------------    -----------------   -----------------   ---------------
1         25-Jul-03      230,600,000.00       66,400,000.00     297,000,000.00
2         25-Aug-03      213,424,000.00       61,474,000.00     274,898,000.00
3         25-Sep-03      197,526,000.00       56,914,000.00     254,440,000.00
4         25-Oct-03      182,811,000.00       52,691,000.00     235,502,000.00
5         25-Nov-03      169,190,000.00       48,782,000.00     217,972,000.00
6         25-Dec-03      156,583,000.00       45,163,000.00     201,746,000.00
7         25-Jan-04      144,915,000.00       41,811,000.00     186,726,000.00
8         25-Feb-04      134,115,000.00       38,708,000.00     172,823,000.00
9         25-Mar-04      124,118,000.00       35,836,000.00     159,954,000.00
10        25-Apr-04      114,866,000.00       33,176,000.00     148,042,000.00
11        25-May-04      106,303,000.00       30,713,000.00     137,016,000.00
12        25-Jun-04       98,377,000.00       28,433,000.00     126,810,000.00
13        25-Jul-04       91,041,000.00       26,323,000.00     117,364,000.00
14        25-Aug-04       84,252,000.00       24,368,000.00     108,620,000.00
15        25-Sep-04       77,968,000.00       22,558,000.00     100,526,000.00
16        25-Oct-04       72,152,000.00       20,883,000.00      93,035,000.00
17        25-Nov-04       66,769,000.00       19,332,000.00      86,101,000.00
18        25-Dec-04       61,788,000.00       17,896,000.00      79,684,000.00
19        25-Jan-05       57,177,000.00       16,567,000.00      73,744,000.00
20        25-Feb-05       52,911,000.00       15,335,000.00      68,246,000.00
21        25-Mar-05       48,962,000.00       14,196,000.00      63,158,000.00
22        25-Apr-05       45,307,000.00       13,141,000.00      58,448,000.00
23        25-May-05       41,925,000.00       12,164,000.00      54,089,000.00
24        25-Jun-05       38,795,000.00       11,259,000.00      50,054,000.00
25        25-Jul-05       35,898,000.00       10,422,000.00      46,320,000.00
26        25-Aug-05       33,217,000.00        9,648,000.00      42,865,000.00
27        25-Sep-05       30,736,000.00        8,930,000.00      39,666,000.00
28        25-Oct-05       28,440,000.00        8,266,000.00      36,706,000.00
29        25-Nov-05       26,315,000.00        7,652,000.00      33,967,000.00
30        25-Dec-05       24,349,000.00        7,083,000.00      31,432,000.00

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659     ssoltas@exchange.ml.com
Charles Sorrentino               212-449-3659     csorrentino@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752     mwhalen@exchange.ml.com
Paul Park                        212-449-6380     ppark@exchange.ml.com
Ted Bouloukos                    212-449-5029     tbouloukos@exchange.ml.com
Fred Hubert                      212-449-5071     fhubert@exchange.ml.com
Alan Chan                        212-449-8140     alanchan@exchange.ml.com
Alice Chang                      212-449-1701     achang1@exchange.ml.com
Amanda DeZutter                  212-449-0425     adezutter@exchange.ml.com

ABS RESEARCH
Glenn Costello                   212-449-4457     gcostello@exchange.ml.com

MOODY'S
George Arau                      212-553-1426     george.arau@moodys.com

FITCH
Grant Bailey                     212-908-0840     grant.bailey@fitchratings.com

STANDARD & POOR'S
Scott Mason                      212-438-2539     scott_mason@sandp.com
Daniel Tegen                     212-438-8432     daniel_tegen@sandp.com

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

TITLE OF OFFERED            C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB3, consisting of:
CERTIFICATES                The Class AF-1 Certificates (the "Group I Senior Certificates"), the Class AV-1
                            Certificates (the "Group II Senior Certificates"), the Class A-IO Certificates,
                            the Class M-1 and Class M-2 Certificates (the "Mezzanine Certificates") and the
                            Class B-1, Class B-2 and Class B-3 Certificates (the "Subordinate Certificates"
                            and collectively with the Group I Senior Certificates, the Group II Senior
                            Certificates, the Class A-IO Certificates and the Mezzanine Certificates,
                            the "Offered Certificates.")

UNDERWRITERS                Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

SERVICER                    Litton Loan Servicing LP, a subsidiary of the Seller.

TRUSTEE                     US Bank

CUSTODIAN:                  The Bank of New York

CUT-OFF DATE                June 1, 2003

PRICING DATE                On or about June [20], 2003

CLOSING DATE                On or about June [27], 2003

DISTRIBUTION DATES          Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2003.

PAYMENT DELAY               With respect to the Class AV-1 and Class B-3 Certificates, 0 days. With respect to the
                            Class AF-1, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, 24 days.

DAY COUNT                   With respect to the Class AV-1 and Class B-3 Certificates, Actual/360. With respect to the Class AF-1, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates,
                            30/360 days.

ERISA CONSIDERATIONS        The Class AF-1, the Class AV-1 and the Class A-IO Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                            Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT            The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

OPTIONAL CLEAN-UP CALL      Any Distribution Date on which the aggregate principal balance of the Mortgage
DATE                        Loans declines to 10% or less of the aggregate Cut-off Date principal balance of the
                            Mortgage Loans.

MONTHLY SERVICER            ACTUARIAL LOANS
ADVANCES                    The Servicer is required to advance at least one business day prior to each Distribution
                            Date scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until such loan becomes REO (in which case the Servicer will advance interest only) or until it deems such advance to be non-recoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief
                            Act of 1940, as amended (the "Relief Act").

                            SIMPLE INTEREST LOANS
                            The Servicer is NOT required to advance principal or interest with respect to any
                            Simple Interest Mortgage Loan (approximately 26 loans and 0.45% of the Mortgage Pool.)

MORTGAGE LOANS              The Mortgage Loans consist of fixed and adjustable rate, FHA/VA insured and conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan
                            Servicing, LP. The collateral information presented in this term sheet regarding the
                            Mortgage Pool is as of June 1, 2003. Please see collateral tables herein for additional information. The Mortgage Pool will be divided into two groups:

                            -    Group I Mortgage Loans will consist of approximately 1,545 conforming and non-
                                 conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $[231,276,155.48].

                            -    Group II Mortgage Loans will consist of approximately 443 conforming and non-
                                 conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately $[66,595,845.86.]

TOTAL DEAL SIZE             Approximately $294,030,000

ADMINISTRATIVE FEES         The Servicer will be paid fees aggregating approximately [50] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 1.05 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1. Excess interest
                            2. Over-Collateralization
                            3. Cross-Collateralization
                            4. Subordination

EXCESS INTEREST             Excess interest cashflow will be available as credit enhancement.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

OVER-COLLATERALIZATION      The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the
                            Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.0]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [1.0]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-
                            collateralization target amount is restored.

                            Initial: Approximately [1.0]% of original balance
                            Target: [1.0]% of original balance before stepdown, [2.0]% of current balance after stepdown
                            Floor: 0.50% of original balance

                            (PRELIMINARY AND SUBJECT TO REVISION)

CROSS- COLLATERALIZATION    Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.

SUBORDINATION(1)      CLASSES             RATING (F/M/S)           SUBORDINATION
                      -------             --------------           -------------
                      Class A              [AAA/Aaa/AAA]             [15.75]%
                     Class M-1              [AA/Aa2/AA]              [10.75]%
                     Class M-2               [A/A2/A]                 [5.75]%
                     Class B-1           [BBB+/Baa1/BBB+]             [3.25]%
                     Class B-1            [BBB/Baa2/BBB]              [2.00]%
                     Class B-2           [BBB-/Baa3/BBB-]             [1.00]%

CLASS SIZES           CLASSES              RATING (F/M/S)           CLASS SIZES
                      -------              -------------            ------------
                      Class A               [AAA/Aaa/AAA]             [84.25]%
                     Class M-1              [AA/Aa2/AA]                [5.00]%
                     Class M-2               [A/A2/A]                  [5.00]%
                     Class B-1            [BBB+/Baa1/BBB+]             [2.50]%
                     Class B-2             [BBB/Baa2/BBB]              [1.25]%
                     Class B-3            [BBB-/Baa3/BBB-]             [1.00]%

A-IO NOTIONAL AMOUNT        The A-IO Notional Amount is made up of components A-IO-1 and A-IO-2 related to Group 1 and Group 2, respectively.

(1)The subordination includes the initial over-collateralization level of [1.0]%.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

INTEREST ACCRUAL            Interest will accrue on the Offered Certificates at the applicable Pass-Through Rate.

                            -    The first accrual period for the Class AF-1, Class M-1, Class M-2, Class B-1, Class
                                 B-2 and the Class A-IO Certificates, will begin on June 1, 2003 and end on June 30, 2003.
                                 Interest will accrue on the Class AF-1, Class M-1, Class M-2, Class B-1, Class B-2 and the
                                 Class A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                            -    Interest on the Class AV-1 and the Class B-3 Certificates, will accrue initially from the
                                 Settlement Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

MORTGAGE LOANS              Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $297,872,001.

REALIZED LOSSES             Losses resulting from the liquidation of defaulted mortgage loans will first reduce the level of overcollateralization and excess interest, if any, for the offered certificates
                            (other than the Class A-IO Certificates). If there is no overcollateralization or excess interest, such losses will be allocated to the offered certificates (excluding the Class A-
                            IO Certificates) in reverse order of seniority: to the Class B-3, Class B-2, Class B-1,
                            Class M-2 and then Class M-1. Realized Losses will not be allocated to the Class AF-
                            1, the Class AV-1 and the Class A-IO Certificates.

SPECIAL HAZARD LOSSES       Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i)
                            which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-
                            insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Statistical Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the
                            Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

PREPAYMENT INTEREST         For any Distribution Date, an amount equal to the interest at the mortgage interest rate
SHORTFALL                   for such Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing
                            Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.
                            Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple
                            Interest Loans.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

COUPON STEP UP              If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class AV-1 Certificates will increase to 2x its margin, (ii) the margin on the Class B-3 Certificates will increase to 1.5x its margin, (iii) the pass-through rate on the Class AF-1 , the
                            Class M-1, the Class M-2, the Class B-1 and the Class B-2 Certificates will increase by
                            0.50%

GROUP I NET WAC CAP         The Group I Net WAC Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I
                            Mortgage Loans, net of Administrative Fees and the interest on the Group I component of the
                            Class A-IO Certificate and (y) the aggregate principal balance of the Group I Mortgage
                            Loans.

GROUP II AVAILABLE          The Group II Rate Cap for any Distribution Date will be a per annum rate equal to 12
FUNDS CAP                   times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans, net of Administrative Fees and the interest on the Group II component of the Class A- IO
                            Certificate and (y) the aggregate principal balance of the Group II Mortgage Loans, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

GROUP II MAXIMUM            The Group II Maximum Rate Cap for any Distribution Date will be a per annum rate
RATE CAP                    equal to the 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group II Mortgage Loans at their maximum lifetime mortgage interest rates, net of Administrative Fees and the interest on the Group II component of the
                            Class A-IO Certificate and (y) the aggregate principal balance of the Group II Mortgage
                            Loans, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group II Maximum
                            Rate Cap will not be reimbursed.

SUBORDINATE RATE CAP        The Subordinate Rate Cap shall equal the weighted average of the Group I Net WAC
                            Cap and the Group II Available Funds Cap, weighted on the basis of the Group I Group
                            Subordinate Amount and the Group II Group Subordinate Amount, respectively.

RATE CAP                    For the Class AF-1 Certificates, the Group I Net WAC Cap. For the Class AV-1
                            Certificates, the Group II Available Funds Cap. For each of the Class M-1, Class M-2,
                            Class B-1, Class B-2 and Class B-3 Certificates, the Subordinate Rate Cap.

GROUP I GROUP               The excess of the aggregate principal amount of the Group I Mortgage Loans over the
SUBORDINATE AMOUNT          aggregate principal amount of the Class AF-1 Certificates.

GROUP II GROUP              The excess of the aggregate principal amount of the Group II Mortgage Loans over the
SUBORDINATE AMOUNT          aggregate principal amount of the Class AV-1 Certificates.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

SHORTFALL                   If on any Distribution Date the pass-through rate on the Group II Certificates or the
REIMBURSEMENT               Subordinate Certificates is limited by the Group II Available Funds Cap or by the
                            Subordinate Rate Cap, respectively, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates or the Subordinate
                            Certificates had not been so limited by the Group II Available Funds Cap or by the
                            Subordinate Rate Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II
                            Mortgage Loans and will be paid only on a subordinated basis. No such Certificate
                            Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY               1.          Repayment of any unreimbursed Servicer advances.

(Preliminary and                2.          Administrative Fees.

Subject to Revision)            3.          Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, first to A-IO, then concurrently (i) to the
                                            Class AF-1 Certificates from Group I available interest funds, and (ii) to the
                                            Class AV-1 Certificates from Group II available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the
                                            Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class
                                            B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3
                                            Certificates.

                                4.          Available principal funds, as follows: monthly principal to the Class A
                                            Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class
                                            M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL
                                            PAYDOWN."

                                5.          Concurrently, (a) 1% of the excess interest to the Class R Certificates and (b) 99% of excess interest in the order as described under
                                            "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                6.          Remaining excess interest to pay subordinate principal shortfalls.

                                7.          Remaining excess interest to pay Carryover resulting from imposition of the
                                            Available Funds Cap.

                                8.          Any remaining amount will be paid in accordance with the Pooling and
                                            Servicing Agreement and will not be available for payment to holders of the offered certificates.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)            The Stepdown Date has occured; and

ii)           A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class AF-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class AV-1 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class AF-1 and Class AV-1 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates and sixth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A             [31.50]%*
CLASS M-1           [21.50]%*
CLASS M-2           [11.50]%*
CLASS B-1            [6.50]%*
CLASS B-2            [4.00]%*
CLASS B-3            [2.00]%*

*includes overcollateralization

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

STEP DOWN DATE              The later to occur of (x) the earlier to occur of (a) the Distribution Date in July
                            2006 and (b) the Distribution Date on which the aggregate principal balance of the Class A
                            Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior
                            Enhancement Percentage is greater than or equal to [31.50%]

OVERCOLLATERALIZATION       On any Distribution Date, the excess, if any, of (x) the aggregate principal balance of the Mortgage
AMOUNT                      Loans as of the last day of the related Collection Period over (y) the aggregate Certificate Principal
                            Balance of all classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

SENIOR ENHANCEMENT          On any Distribution Date, is the percentage obtained by dividing (x) the sum of (i) the aggregate
PERCENTAGE                  certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the
                            Overcollateralization Amount, in each case before taking into account principal distributions on such
                            Distribution Date by (y) the balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT               Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of
(Preliminary and            the immediately preceding collection period:
Subject to Revision)                  i.      The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [47%] of the
                                              Senior Enhancement Percentage; or

                                      ii.     The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution
                                              Date:

DISTRIBUTION DATE OCCURRING       LOSS PERCENTAGE
---------------------------       ---------------
July 2006 - August 2007               [2.25]%
July 2007 - August 2008               [3.75]%
July 2008 - August 2009               [5.00]%
July 2009 and thereafter              [6.00]%

60+ DAY DELINQUENT          Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of
LOAN                        the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO
                            Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the
                            Settlement Date.

ROLLING SIX MONTH 60+       With respect to any Distribution Date, the average of the percentage equivalents of the fractions
DAY DELINQUENT              determined for each of the six immediately preceding collection periods, the numerator of each of
PERCENTAGE                  which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent
                            Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

PROSPECTUS                  The Certificates will be offered pursuant to a Prospectus which includes a Prospectus
                            Supplement (together, the "Prospectus").Complete information with respect to the
                            Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         C-BASS 2003-CB3

MORTGAGE LOAN TABLES        The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                             C-BASS SERIES 2003-CB3
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                      SUMMARY                                                 TOTAL              MINIMUM            MAXIMUM
                                                                              -----              -------            -------
Aggregate Current Principal Balance                                     $  297,872,001.34
Number of Mortgage Loans                                                            1,988
Average Outstanding Principal Balance (1)                               $      149,835.01     $    1,568.69     $    986,879.98
Average Original Loan Balance (1)                                       $      154,630.11     $    8,926.00     $  1,000,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                           79.99%             3.38%             120.08%
(1) Weighted Average Loan Rate                                                      7.847%            5.000%             18.050%
(1) Weighted Average Original Term to Maturity (months)                               340               110                 366
(1) Weighted Average Remaining Term to Stated Maturity (months)                       326                 6                 359
(1)(2) Weighted Average Credit Score                                                  648               417                 810

(1) Average or Weighted Average reflected in Total.

(2) 99.91% of the Fixed Rate Mortgage Loans have Credit Scores.

                                                                                        PERCENT OF CUT-OFF DATE

                                                                                           PRINCIPAL BALANCE
Product Type                            Fully Amortizing                                       95.79%
                                        Balloon Payment                                         4.21%

Lien                                    First                                                  98.46%
                                        Second                                                 1.54%

Geographic Distribution
                                        California                                             25.96%
                                        New York                                                9.99%
                                        Florida                                                 9.36%
                                        New Jersey                                              5.30%
                                        Illinois                                                5.08%

Largest Zip Code Concentration          34113                                                   0.44%

FHA/VA Loans                                                                                    0.08%

Seller Financed Loans                                                                           1.25%

Section 32 Loans                                                                                0.18%

Loans with Borrower PMI                                                                        18.29%

Loans with Prepayment Penalties                                                                62.90%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                               PRINCIPAL BALANCE

                                                                                          % OF AGGREGATE
                                          NUMBER                   AGGREGATE       PRINCIPAL BALANCE OF THE TOTAL
                                       OF MORTGAGE             PRINCIPAL BALANCE           MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING             LOANS                   OUTSTANDING               OUTSTANDING
=================================================================================================================
$1 to $50,000                              290                 $   9,222,959.31                 3.10%
-----------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                        462                    34,664,468.56                11.64
-----------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                       438                    54,654,720.30                18.35
-----------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                       322                    55,735,421.28                18.71
-----------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                       175                    39,470,739.53                13.25
-----------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                       136                    37,507,907.56                12.59
-----------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                        69                    22,249,610.33                 7.47
-----------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                        41                    15,425,759.36                 5.18
-----------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                        17                     7,335,773.14                 2.46
-----------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                        16                     7,596,199.89                 2.55
-----------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                         3                     1,581,644.06                 0.53
-----------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                         6                     3,464,373.35                 1.16
-----------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                        10                     6,433,744.67                 2.16
-----------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                         1                       732,386.59                 0.25
-----------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                         1                       809,413.43                 0.27
-----------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000                       1                       986,879.98                 0.33
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,988                 $ 297,872,001.34               100.00%
=================================================================================================================

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                                   FICO SCORE

                                                                           % OF AGGREGATE
                              NUMBER                  AGGREGATE        PRINCIPAL BALANCE OF TOTAL
                           OF MORTGAGE            PRINCIPAL BALANCE         MORTGAGE LOANS
   FICO SCORE                 LOANS                  OUTSTANDING             OUTSTANDING
=================================================================================================
Not Available (1)               5                 $     270,330.61               0.09%
-------------------------------------------------------------------------------------------------
401 to 420                      1                        72,854.43               0.02
-------------------------------------------------------------------------------------------------
421 to 440                      2                       109,837.18               0.04
-------------------------------------------------------------------------------------------------
441 to 460                      6                       390,609.71               0.13
-------------------------------------------------------------------------------------------------
461 to 480                     15                     1,180,243.71               0.40
-------------------------------------------------------------------------------------------------
481 to 500                     25                     2,252,421.85               0.76
-------------------------------------------------------------------------------------------------
501 to 520                     47                     5,326,705.77               1.79
-------------------------------------------------------------------------------------------------
521 to 540                     64                     6,753,653.99               2.27
-------------------------------------------------------------------------------------------------
541 to 560                     96                    12,197,332.96               4.09
-------------------------------------------------------------------------------------------------
561 to 580                    132                    17,867,739.11               6.00
-------------------------------------------------------------------------------------------------
581 to 600                    157                    20,177,050.28               6.77
-------------------------------------------------------------------------------------------------
601 to 620                    177                    25,134,915.74               8.44
-------------------------------------------------------------------------------------------------
621 to 640                    253                    38,051,303.58              12.77
-------------------------------------------------------------------------------------------------
641 to 660                    254                    41,479,716.84              13.93
-------------------------------------------------------------------------------------------------
661 to 680                    210                    33,530,396.46              11.26
-------------------------------------------------------------------------------------------------
681 to 700                    168                    28,329,321.72               9.51
-------------------------------------------------------------------------------------------------
701 to 720                    142                    24,362,513.68               8.18
-------------------------------------------------------------------------------------------------
721 to 740                    115                    20,253,922.81               6.80
-------------------------------------------------------------------------------------------------
741 to 760                     60                    10,032,274.18               3.37
-------------------------------------------------------------------------------------------------
761 to 780                     40                     6,946,303.23               2.33
-------------------------------------------------------------------------------------------------
781 to 800                     14                     2,134,166.59               0.72
-------------------------------------------------------------------------------------------------
801 to 820                      5                     1,018,386.91               0.34
-------------------------------------------------------------------------------------------------
TOTAL:                      1,988                 $ 297,872,001.34             100.00%
=================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                           ORIGINAL TERM TO MATURITY

                                                                                    % OF AGGREGATE
                                   NUMBER            AGGREGATE              PRINCIPAL BALANCE OF THE FIXED
ORIGINAL TERM TO MATURITY       OF MORTGAGE       PRINCIPAL BALANCE              RATE MORTGAGE LOANS
       (MONTHS)                    LOANS             OUTSTANDING                    OUTSTANDING
==========================================================================================================
109 to 120                            11          $    273,354.54                       0.09%
----------------------------------------------------------------------------------------------------------
121 to 132                             2                73,529.41                       0.02
----------------------------------------------------------------------------------------------------------
169 to 180                           304            26,263,765.59                       8.82
----------------------------------------------------------------------------------------------------------
181 to 192                             2               190,109.84                       0.06
----------------------------------------------------------------------------------------------------------
193 to 204                             2                58,406.81                       0.02
----------------------------------------------------------------------------------------------------------
205 to 216                             1                73,683.36                       0.02
----------------------------------------------------------------------------------------------------------
229 to 240                            71             8,048,938.94                       2.70
----------------------------------------------------------------------------------------------------------
241 to 252                             5               236,562.78                       0.08
----------------------------------------------------------------------------------------------------------
277 to 288                             1                19,951.44                       0.01
----------------------------------------------------------------------------------------------------------
289 to 300                             4               429,711.66                       0.14
----------------------------------------------------------------------------------------------------------
301 to 312                             1               133,482.37                       0.04
----------------------------------------------------------------------------------------------------------
313 to 324                             1               115,482.27                       0.04
----------------------------------------------------------------------------------------------------------
337 to 348                             1               139,490.19                       0.05
----------------------------------------------------------------------------------------------------------
349 to 360                         1,578           261,414,068.49                      87.76
----------------------------------------------------------------------------------------------------------
361 to 372                             4               401,463.65                       0.13
----------------------------------------------------------------------------------------------------------
TOTAL:                             1,988          $297,872,001.34                     100.00%
==========================================================================================================

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                       REMAINING TERM TO STATED MATURITY

                                                                                  % OF AGGREGATE
                                       NUMBER             AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY   OF MORTGAGE       PRINCIPAL BALANCE            MORTGAGE LOANS
            (MONTHS)                   LOANS             OUTSTANDING                OUTSTANDING
==========================================================================================================
1 to 12                                    2          $        7,024.08                0.00%
----------------------------------------------------------------------------------------------------------
13 to 24                                   3                  33,508.57                0.01
----------------------------------------------------------------------------------------------------------
25 to 36                                   1                  17,645.71                0.01
----------------------------------------------------------------------------------------------------------
49 to 60                                  35               1,038,705.11                0.35
----------------------------------------------------------------------------------------------------------
61 to 72                                  43               2,096,739.25                0.70
----------------------------------------------------------------------------------------------------------
73 to 84                                  18               1,223,356.41                0.41
----------------------------------------------------------------------------------------------------------
85 to 96                                   8                 174,630.55                0.06
----------------------------------------------------------------------------------------------------------
97 to 108                                  6                 201,144.06                0.07
----------------------------------------------------------------------------------------------------------
109 to 120                                 6                 169,109.30                0.06
----------------------------------------------------------------------------------------------------------
121 to 132                                23               1,146,487.36                0.38
----------------------------------------------------------------------------------------------------------
133 to 144                                 6                 323,348.70                0.11
----------------------------------------------------------------------------------------------------------
145 to 156                                 3                 124,230.43                0.04
----------------------------------------------------------------------------------------------------------
157 to 168                                 5                 428,843.40                0.14
----------------------------------------------------------------------------------------------------------
169 to 180                               185              21,185,978.06                7.11
----------------------------------------------------------------------------------------------------------
181 to 192                                 4                 573,017.75                0.19
----------------------------------------------------------------------------------------------------------
193 to 204                                 3                 394,803.84                0.13
----------------------------------------------------------------------------------------------------------
217 to 228                                 2                 160,587.73                0.05
----------------------------------------------------------------------------------------------------------
229 to 240                               106              18,320,031.33                6.15
----------------------------------------------------------------------------------------------------------
241 to 252                                 5                 725,419.26                0.24
----------------------------------------------------------------------------------------------------------
253 to 264                                48               4,630,167.56                1.55
----------------------------------------------------------------------------------------------------------
265 to 276                                34               1,716,449.02                0.58
----------------------------------------------------------------------------------------------------------
277 to 288                                 2                 143,959.83                0.05
----------------------------------------------------------------------------------------------------------
289 to 300                                 6                 907,412.75                0.30
----------------------------------------------------------------------------------------------------------
301 to 312                                39               3,090,652.41                1.04
----------------------------------------------------------------------------------------------------------
313 to 324                                15               1,547,706.94                0.52
----------------------------------------------------------------------------------------------------------
325 to 336                                 9                 900,361.71                0.30
----------------------------------------------------------------------------------------------------------
337 to 348                                47               8,012,694.43                2.69
----------------------------------------------------------------------------------------------------------
349 to 360                             1,324             228,577,985.79               76.74
----------------------------------------------------------------------------------------------------------
TOTAL:                                 1,988          $  297,872,001.34              100.00%
==========================================================================================================

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                                 PROPERTY TYPE

                                                                                  % OF AGGREGATE
                                 NUMBER                   AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                               OF MORTGAGE            PRINCIPAL BALANCE           MORTGAGE LOANS
  PROPERTY TYPE                   LOANS                  OUTSTANDING                OUTSTANDING
==========================================================================================================
Single Family                     1,514               $  221,349,873.87               74.31%
----------------------------------------------------------------------------------------------------------
PUD                                 144                   25,475,356.80                8.55
----------------------------------------------------------------------------------------------------------
2-Family                            145                   24,884,041.07                8.35
----------------------------------------------------------------------------------------------------------
Condo                               115                   16,454,479.64                5.52
----------------------------------------------------------------------------------------------------------
4-Family                             23                    4,338,388.07                1.46
----------------------------------------------------------------------------------------------------------
3-Family                             27                    3,988,161.62                1.34
----------------------------------------------------------------------------------------------------------
Manufactured Housing                  9                      715,564.28                0.24
----------------------------------------------------------------------------------------------------------
Townhouse                             5                      372,317.15                0.12
----------------------------------------------------------------------------------------------------------
Co-op                                 2                      159,602.47                0.05
----------------------------------------------------------------------------------------------------------
Mobile Home                           3                       77,408.04                0.03
----------------------------------------------------------------------------------------------------------
Mixed Use                             1                       56,808.33                0.02
----------------------------------------------------------------------------------------------------------
TOTAL:                            1,988               $  297,872,001.34              100.00%
==========================================================================================================

                                   OCCUPANCY

                                                                               % OF AGGREGATE
                          NUMBER                AGGREGATE              PRINCIPAL BALANCE OF THE TOTAL
                        OF MORTGAGE         PRINCIPAL BALANCE                  MORTGAGE LOANS
 OCCUPANCY                 LOANS               OUTSTANDING                       OUTSTANDING
=====================================================================================================
Primary                   1,773             $  273,852,852.94                       91.94%
-----------------------------------------------------------------------------------------------------
Investment                  190                 19,710,762.82                        6.62
-----------------------------------------------------------------------------------------------------
Second Home                  25                  4,308,385.58                        1.45
-----------------------------------------------------------------------------------------------------
TOTAL:                    1,988             $  297,872,001.34                      100.00%
=====================================================================================================

                                  LOAN PURPOSE

                                                                               % OF AGGREGATE
                             NUMBER             AGGREGATE              PRINCIPAL BALANCE OF THE TOTAL
                          OF MORTGAGE       PRINCIPAL BALANCE                  MORTGAGE LOANS
  LOAN PURPOSE               LOANS             OUTSTANDING                       OUTSTANDING
=====================================================================================================
Equity Refinance               990          $  146,942,913.43                      49.33%
-----------------------------------------------------------------------------------------------------
Purchase                       796             119,380,249.18                      40.08
-----------------------------------------------------------------------------------------------------
Rate/Term Refinance            202              31,548,838.73                      10.59
-----------------------------------------------------------------------------------------------------
TOTAL:                       1,988          $  297,872,001.34                     100.00%
=====================================================================================================

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                           CURRENT MORTGAGE LOAN RATE

                                                                                  % OF AGGREGATE
                                       NUMBER             AGGREGATE       PRINCIPAL BALANCE OF THE TOTAL
        RANGE OF                    OF MORTGAGE       PRINCIPAL BALANCE           MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES            LOANS             OUTSTANDING               OUTSTANDING
========================================================================================================
4.501% to 5.000%                           1          $       56,390.39                0.02%
--------------------------------------------------------------------------------------------------------
5.001% to 5.500%                          11               2,706,148.39                0.91
--------------------------------------------------------------------------------------------------------
5.501% to 6.000%                          41               9,551,642.61                3.21
--------------------------------------------------------------------------------------------------------
6.001% to 6.500%                         139              27,297,399.50                9.16
--------------------------------------------------------------------------------------------------------
6.501% to 7.000%                         223              40,998,867.57               13.76
--------------------------------------------------------------------------------------------------------
7.001% to 7.500%                         270              49,994,227.68               16.78
--------------------------------------------------------------------------------------------------------
7.501% to 8.000%                         420              72,576,425.42               24.36
--------------------------------------------------------------------------------------------------------
8.001% to 8.500%                         203              34,445,591.03               11.56
--------------------------------------------------------------------------------------------------------
8.501% to 9.000%                         179              24,302,570.84                8.16
--------------------------------------------------------------------------------------------------------
9.001% to 9.500%                         104               9,670,732.72                3.25
--------------------------------------------------------------------------------------------------------
9.501% to 10.000%                        127              11,232,905.85                3.77
--------------------------------------------------------------------------------------------------------
10.001% to 10.500%                        36               2,900,939.35                0.97
--------------------------------------------------------------------------------------------------------
10.501% to 11.000%                        51               3,731,211.71                1.25
--------------------------------------------------------------------------------------------------------
11.001% to 11.500%                        52               3,429,787.58                1.15
--------------------------------------------------------------------------------------------------------
11.501% to 12.000%                        42               1,953,653.47                0.66
--------------------------------------------------------------------------------------------------------
12.001% to 12.500%                        19                 904,897.94                0.30
--------------------------------------------------------------------------------------------------------
12.501% to 13.000%                        15                 482,270.92                0.16
--------------------------------------------------------------------------------------------------------
13.001% to 13.500%                        11                 250,265.16                0.08
--------------------------------------------------------------------------------------------------------
13.501% to 14.000%                         8                 186,524.03                0.06
--------------------------------------------------------------------------------------------------------
14.001% to 14.500%                         8                 220,913.07                0.07
--------------------------------------------------------------------------------------------------------
14.501% to 15.000%                         7                 291,532.22                0.10
--------------------------------------------------------------------------------------------------------
15.001% to 15.500%                         3                  51,163.23                0.02
--------------------------------------------------------------------------------------------------------
15.501% to 16.000%                         8                 252,468.32                0.08
--------------------------------------------------------------------------------------------------------
16.001% to 16.500%                         4                 145,428.77                0.05
--------------------------------------------------------------------------------------------------------
16.501% to 17.000%                         3                 120,202.87                0.04
--------------------------------------------------------------------------------------------------------
17.001% to 17.500%                         1                  51,124.22                0.02
--------------------------------------------------------------------------------------------------------
17.501% to 18.000%                         1                  34,197.19                0.01
--------------------------------------------------------------------------------------------------------
18.001% to 18.500%                         1                  32,519.29                0.01
--------------------------------------------------------------------------------------------------------
TOTAL:                                 1,988          $  297,872,001.34              100.00%
========================================================================================================

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                       % OF AGGREGATE
                                       NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
      RANGE OF CURRENT               OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS          LOANS                OUTSTANDING                 OUTSTANDING
=============================================================================================================
0.01% to 10.00%                            8             $      123,017.35                 0.04%
-------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                          21                    527,235.24                 0.18
-------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                          29                  2,001,222.76                 0.67
-------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                          41                  4,649,788.90                 1.56
-------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                          72                  7,517,384.20                 2.52
-------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                         113                 14,961,549.31                 5.02
-------------------------------------------------------------------------------------------------------------
60.01% to 70.00%                         217                 33,849,826.04                11.36
-------------------------------------------------------------------------------------------------------------
70.01% to 80.00%                         511                 90,278,416.81                30.31
-------------------------------------------------------------------------------------------------------------
80.01% to 90.00%                         491                 77,652,663.21                26.07
-------------------------------------------------------------------------------------------------------------
90.01% to 100.00%                        473                 65,226,117.36                21.90
-------------------------------------------------------------------------------------------------------------
100.01% to 110.00%                         7                    657,115.67                 0.22
-------------------------------------------------------------------------------------------------------------
110.01% to 120.00%                         4                    325,598.72                 0.11
-------------------------------------------------------------------------------------------------------------
120.01% to 125.00%                         1                    102,065.77                 0.03
-------------------------------------------------------------------------------------------------------------
TOTAL:                                 1,988             $  297,872,001.34               100.00%
=============================================================================================================

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                                      STATE

                                                                            % OF AGGREGATE
                           NUMBER                 AGGREGATE            PRINCIPAL BALANCE OF THE TOTAL
                         OF MORTGAGE          PRINCIPAL BALANCE             MORTGAGE LOANS
      STATE                 LOANS                OUTSTANDING                  OUTSTANDING
=====================================================================================================
California                   395              $   77,326,818.50                 25.96%
-----------------------------------------------------------------------------------------------------
New York                     199                  29,757,998.11                  9.99
-----------------------------------------------------------------------------------------------------
Florida                      214                  27,880,269.20                  9.36
-----------------------------------------------------------------------------------------------------
New Jersey                    82                  15,797,098.72                  5.30
-----------------------------------------------------------------------------------------------------
Illinois                     103                  15,144,685.63                  5.08
-----------------------------------------------------------------------------------------------------
Minnesota                     70                  10,623,841.26                  3.57
-----------------------------------------------------------------------------------------------------
Colorado                      57                  10,167,463.87                  3.41
-----------------------------------------------------------------------------------------------------
Texas                        105                   9,741,212.85                  3.27
-----------------------------------------------------------------------------------------------------
Massachusetts                 43                   9,712,188.58                  3.26
-----------------------------------------------------------------------------------------------------
Maryland                      41                   9,279,508.90                  3.12
-----------------------------------------------------------------------------------------------------
Arizona                       64                   8,789,487.14                  2.95
-----------------------------------------------------------------------------------------------------
Michigan                      75                   7,991,278.65                  2.68
-----------------------------------------------------------------------------------------------------
Rhode Island                  48                   7,924,965.74                  2.66
-----------------------------------------------------------------------------------------------------
Washington                    43                   5,989,722.67                  2.01
-----------------------------------------------------------------------------------------------------
Virginia                      46                   5,967,776.77                  2.00
-----------------------------------------------------------------------------------------------------
Nevada                        36                   5,262,015.68                  1.77
-----------------------------------------------------------------------------------------------------
Connecticut                   28                   5,136,653.37                  1.72
-----------------------------------------------------------------------------------------------------
Pennsylvania                  47                   4,252,794.12                  1.43
-----------------------------------------------------------------------------------------------------
South Carolina                28                   2,982,754.07                  1.00
-----------------------------------------------------------------------------------------------------
Utah                          21                   2,923,448.13                  0.98
-----------------------------------------------------------------------------------------------------
Tennessee                     24                   2,634,105.78                  0.88
-----------------------------------------------------------------------------------------------------
Oregon                        23                   2,629,408.38                  0.88
-----------------------------------------------------------------------------------------------------
Ohio                          26                   2,508,540.66                  0.84
-----------------------------------------------------------------------------------------------------
North Carolina                20                   2,285,454.46                  0.77
-----------------------------------------------------------------------------------------------------
Missouri                      23                   2,060,797.51                  0.69
-----------------------------------------------------------------------------------------------------
New Mexico                     9                   1,731,902.80                  0.58
-----------------------------------------------------------------------------------------------------
Indiana                       19                   1,567,218.57                  0.53
-----------------------------------------------------------------------------------------------------
Oklahoma                      16                   1,437,228.16                  0.48
-----------------------------------------------------------------------------------------------------
Georgia                        9                   1,381,061.76                  0.46
-----------------------------------------------------------------------------------------------------
Idaho                         16                   1,247,013.10                  0.42
-----------------------------------------------------------------------------------------------------
Maine                          3                     961,276.93                  0.32
-----------------------------------------------------------------------------------------------------
New Hampshire                  6                     758,919.13                  0.25
-----------------------------------------------------------------------------------------------------
Wisconsin                      6                     656,838.48                  0.22
-----------------------------------------------------------------------------------------------------
District of Columbia           5                     550,182.40                  0.18
-----------------------------------------------------------------------------------------------------
Kansas                         5                     549,385.61                  0.18
-----------------------------------------------------------------------------------------------------
Alabama                        9                     438,669.36                  0.15
-----------------------------------------------------------------------------------------------------
Mississippi                    5                     404,226.39                  0.14
-----------------------------------------------------------------------------------------------------
Louisiana                      6                     397,291.48                  0.13
-----------------------------------------------------------------------------------------------------
Delaware                       3                     341,510.15                  0.11
-----------------------------------------------------------------------------------------------------
Iowa                           1                     174,470.42                  0.06
-----------------------------------------------------------------------------------------------------
Kentucky                       2                     168,158.83                  0.06
-----------------------------------------------------------------------------------------------------
Hawaii                         2                     118,559.13                  0.04
-----------------------------------------------------------------------------------------------------
Vermont                        2                      77,375.00                  0.03
-----------------------------------------------------------------------------------------------------
South Dakota                   1                      56,616.75                  0.02
-----------------------------------------------------------------------------------------------------
Wyoming                        1                      48,173.23                  0.02
-----------------------------------------------------------------------------------------------------
Arkansas                       1                      35,634.91                  0.01
-----------------------------------------------------------------------------------------------------
TOTAL:                     1,988              $  297,872,001.34                100.00%
=====================================================================================================

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          C-BASS 2003-CB3
                          TOTAL COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                            % OF AGGREGATE
                                 NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                              OF MORTGAGE     PRINCIPAL BALANCE             MORTGAGE LOANS
  DOCUMENTATION LEVEL            LOANS           OUTSTANDING                 OUTSTANDING
==================================================================================================
Full Documentation                 917        $  121,185,087.84                40.68%
--------------------------------------------------------------------------------------------------
Stated Income                      489            81,010,573.18                 27.20
--------------------------------------------------------------------------------------------------
No Documentation                   467            79,769,314.90                 26.78
--------------------------------------------------------------------------------------------------
Limited Documentation               58            10,106,722.44                  3.39
--------------------------------------------------------------------------------------------------
Alternate Documentation             49             4,779,524.07                  1.60
--------------------------------------------------------------------------------------------------
Streamlined Documentation            6               887,127.60                  0.30
--------------------------------------------------------------------------------------------------
Not Available                        2               133,651.31                  0.04
--------------------------------------------------------------------------------------------------
TOTAL:                           1,988        $  297,872,001.34                100.00%
==================================================================================================

                               PERFORMANCE STATUS

                                                                                % OF AGGREGATE
                                NUMBER            AGGREGATE             PRINCIPAL BALANCE OF THE TOTAL
                              OF MORTGAGE     PRINCIPAL BALANCE                 MORTGAGE LOANS
  PERFORMANCE STATUS            LOANS            OUTSTANDING                     OUTSTANDING
======================================================================================================
Current                         1,976         $  297,013,517.23                     99.71%
------------------------------------------------------------------------------------------------------
30 to 59 Days Past Due             12                858,484.11                      0.29
------------------------------------------------------------------------------------------------------
TOTAL:                          1,988         $  297,872,001.34                    100.00%
======================================================================================================

                            PREPAYMENT PENALTY TERM

                                                                                 % OF AGGREGATE
                                 NUMBER            AGGREGATE              PRINCIPAL BALANCE OF THE TOTAL
                              OF MORTGAGE      PRINCIPAL BALANCE                  MORTGAGE LOANS
PREPAYMENT PENALTY TERM          LOANS            OUTSTANDING                       OUTSTANDING
========================================================================================================
No Prepayment Penalties           816          $   110,499,277.73                     37.10%
--------------------------------------------------------------------------------------------------------
2 months                            2                  237,309.33                      0.08
--------------------------------------------------------------------------------------------------------
5 months                            1                  118,640.32                      0.04
--------------------------------------------------------------------------------------------------------
6 months                            3                  454,486.43                      0.15
--------------------------------------------------------------------------------------------------------
12 months                         205               40,015,330.04                     13.43
--------------------------------------------------------------------------------------------------------
13 months                           2                  424,716.93                      0.14
--------------------------------------------------------------------------------------------------------
24 months                         285               46,415,139.12                     15.58
--------------------------------------------------------------------------------------------------------
26 months                           1                  116,897.28                      0.04
--------------------------------------------------------------------------------------------------------
35 months                           1                   35,944.73                      0.01
--------------------------------------------------------------------------------------------------------
36 months                         557               84,118,544.18                     28.24
--------------------------------------------------------------------------------------------------------
60 months                         107               14,452,538.44                      4.85
--------------------------------------------------------------------------------------------------------
80 months                           1                  186,257.35                      0.06
--------------------------------------------------------------------------------------------------------
180 months                          1                   97,397.38                      0.03
--------------------------------------------------------------------------------------------------------
240 months                          1                  112,188.13                      0.04
--------------------------------------------------------------------------------------------------------
360 months                          5                  587,333.95                      0.20
--------------------------------------------------------------------------------------------------------
TOTAL:                          1,988          $   297,872,001.34                    100.00%
========================================================================================================

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                             C-BASS SERIES 2003-CB3
                FIXED RATE MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                        SUMMARY                                            TOTAL            MINIMUM         MAXIMUM
                                                                           -----            -------         -------
Aggregate Current Principal Balance                               $    231,276,155.48
Number of Mortgage Loans                                                        1,545
Average Outstanding Principal Balance (1)                         $        149,693.30     $  1,568.69    $   986,879.98
Average Original Loan Balance (1)                                 $        155,543.09     $  8,926.00    $ 1,000,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                       80.06%           3.38%           120.08%
(1) Weighted Average Loan Rate                                                  7.765%          5.000%           16.990%
(1) Weighted Average Original Term to Maturity (months)                           335             110               366
(1) Weighted Average Remaining Term to Stated Maturity (months)                   320               6               359
(1)(2) Weighted Average Credit Score                                              657             417               810

(1) Average or Weighted Average reflected in Total.

(2) 99.95% of the Fixed Rate Mortgage Loans have Credit Scores.

                                                                           PERCENT OF CUT-OFF DATE

                                                          RANGE               PRINCIPAL BALANCE
                                                          -----               -----------------
Product Type                                          Fully Amortizing              94.58%
                                                      Balloon Payment                5.42%

Lien                                                  First                         98.07%
                                                      Second                         1.93%

Geographic Distribution                               California                    21.08%
                                                      New York                      12.50%
                                                      Florida                        9.60%
                                                      New Jersey                     6.81%
                                                      Illinois                       5.50%

Largest Zip Code Concentration                        34113                          0.56%

FHA/VA Loans                                                                         0.10%

Seller Financed Loans                                                                1.62%

Section 32 Loans                                                                     0.08%

Loans with Borrower PMI                                                             22.92%

Loans with Prepayment Penalties                                                     57.14%

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                            NUMBER               AGGREGATE          PRINCIPAL BALANCE OF THE FIXED
                                         OF MORTGAGE         PRINCIPAL BALANCE           RATE MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING               LOANS               OUTSTANDING                  OUTSTANDING
==================================================================================================================
$1 to $50,000                                 232            $    7,268,476.85                  3.14%
------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                           356                26,788,965.22                  11.58
------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                          340                42,453,977.30                  18.36
------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                          251                43,265,958.53                  18.71
------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                          133                30,092,345.52                  13.01
------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                          100                27,510,765.50                  11.90
------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                           58                18,669,573.27                  8.07
------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                           29                10,902,680.76                  4.71
------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                           16                 6,909,846.71                  2.99
------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                           12                 5,704,294.13                  2.47
------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                            1                   502,127.08                  0.22
------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                            5                 2,887,223.21                  1.25
------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                            9                 5,791,241.40                  2.50
------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                            1                   732,386.59                  0.32
------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                            1                   809,413.43                  0.35
------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000                          1                   986,879.98                  0.43
------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,545            $  231,276,155.48                100.00%
==================================================================================================================

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                                   FICO SCORE

                                                                             % OF AGGREGATE
                                NUMBER             AGGREGATE          PRINCIPAL BALANCE OF THE FIXED
                             OF MORTGAGE       PRINCIPAL BALANCE            RATE MORTGAGE LOANS
   FICO SCORE                   LOANS             OUTSTANDING                   OUTSTANDING
====================================================================================================
Not Available (1)                   2          $      109,772.74                    0.05%
----------------------------------------------------------------------------------------------------
401 to 420                          1                  72,854.43                    0.03
-----------------------------------------------------------------------------------------------------
421 to 440                          2                 109,837.18                    0.05
----------------------------------------------------------------------------------------------------
441 to 460                          5                 335,237.65                    0.14
----------------------------------------------------------------------------------------------------
461 to 480                          8                 473,648.99                    0.20
----------------------------------------------------------------------------------------------------
481 to 500                         17               1,311,134.39                    0.57
----------------------------------------------------------------------------------------------------
501 to 520                         25               2,313,754.17                    1.00
----------------------------------------------------------------------------------------------------
521 to 540                         38               3,614,582.15                    1.56
----------------------------------------------------------------------------------------------------
541 to 560                         51               5,455,550.36                    2.36
----------------------------------------------------------------------------------------------------
561 to 580                         85              10,677,513.88                    4.62
----------------------------------------------------------------------------------------------------
581 to 600                        110              14,767,551.63                    6.39
----------------------------------------------------------------------------------------------------
601 to 620                        131              18,218,429.24                    7.88
----------------------------------------------------------------------------------------------------
621 to 640                        189              27,300,610.54                   11.80
----------------------------------------------------------------------------------------------------
641 to 660                        218              35,576,547.18                   15.38
----------------------------------------------------------------------------------------------------
661 to 680                        182              28,905,882.80                   12.50
----------------------------------------------------------------------------------------------------
681 to 700                        147              25,253,252.56                   10.92
----------------------------------------------------------------------------------------------------
701 to 720                        124              21,257,502.19                    9.19
----------------------------------------------------------------------------------------------------
721 to 740                        100              16,842,602.30                    7.28
----------------------------------------------------------------------------------------------------
741 to 760                         55               9,716,673.97                    4.20
----------------------------------------------------------------------------------------------------
761 to 780                         38               6,276,969.08                    2.71
----------------------------------------------------------------------------------------------------
781 to 800                         12               1,667,861.14                    0.72
----------------------------------------------------------------------------------------------------
801 to 820                          5               1,018,386.91                    0.44
----------------------------------------------------------------------------------------------------
TOTAL:                          1,545          $  231,276,155.48                  100.00%
====================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                               % OF AGGREGATE
                                     NUMBER          AGGREGATE         PRINCIPAL BALANCE OF THE FIXED
ORIGINAL TERM TO MATURITY         OF MORTGAGE    PRINCIPAL BALANCE           RATE MORTGAGE LOANS
        (MONTHS)                     LOANS          OUTSTANDING                   OUTSTANDING
=====================================================================================================
109 to 120                              11      $       273,354.54                   0.12%
-----------------------------------------------------------------------------------------------------
121 to 132                               2               73,529.41                   0.03
-----------------------------------------------------------------------------------------------------
169 to 180                             299           26,133,614.87                  11.30
-----------------------------------------------------------------------------------------------------
181 to 192                               2              190,109.84                   0.08
-----------------------------------------------------------------------------------------------------
193 to 204                               2               58,406.81                   0.03
-----------------------------------------------------------------------------------------------------
205 to 216                               1               73,683.36                   0.03
-----------------------------------------------------------------------------------------------------
229 to 240                              71            8,048,938.94                   3.48
-----------------------------------------------------------------------------------------------------
241 to 252                               5              236,562.78                   0.10
-----------------------------------------------------------------------------------------------------
277 to 288                               1               19,951.44                   0.01
-----------------------------------------------------------------------------------------------------
289 to 300                               4              429,711.66                   0.19
-----------------------------------------------------------------------------------------------------
301 to 312                               1              133,482.37                   0.06
-----------------------------------------------------------------------------------------------------
313 to 324                               1              115,482.27                   0.05
-----------------------------------------------------------------------------------------------------
337 to 348                               1              139,490.19                   0.06
-----------------------------------------------------------------------------------------------------
349 to 360                           1,141          195,009,400.44                  84.32
-----------------------------------------------------------------------------------------------------
361 to 372                               3              340,436.56                   0.15
-----------------------------------------------------------------------------------------------------
TOTAL:                               1,545       $  231,276,155.48                 100.00%
=====================================================================================================

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                        REMAINING TERM TO STATED MATURITY

                                                                                 % OF AGGREGATE
                                         NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
REMAINING TERM TO STATED MATURITY      OF MORTGAGE   PRINCIPAL BALANCE         RATE MORTGAGE LOANS
            (MONTHS)                      LOANS         OUTSTANDING                OUTSTANDING
=======================================================================================================
1 to 12                                      2       $        7,024.08                  0.00%
-------------------------------------------------------------------------------------------------------
13 to 24                                     3               33,508.57                  0.01
-------------------------------------------------------------------------------------------------------
25 to 36                                     1               17,645.71                  0.01
-------------------------------------------------------------------------------------------------------
49 to 60                                    35            1,038,705.11                  0.45
-------------------------------------------------------------------------------------------------------
61 to 72                                    43            2,096,739.25                  0.91
-------------------------------------------------------------------------------------------------------
73 to 84                                    16            1,153,154.03                  0.50
-------------------------------------------------------------------------------------------------------
85 to 96                                     5              114,682.21                  0.05
-------------------------------------------------------------------------------------------------------
97 to 108                                    6              201,144.06                  0.09
-------------------------------------------------------------------------------------------------------
109 to 120                                   6              169,109.30                  0.07
-------------------------------------------------------------------------------------------------------
121 to 132                                  23            1,146,487.36                  0.50
-------------------------------------------------------------------------------------------------------
133 to 144                                   6              323,348.70                  0.14
-------------------------------------------------------------------------------------------------------
145 to 156                                   3              124,230.43                  0.05
-------------------------------------------------------------------------------------------------------
157 to 168                                   5              428,843.40                  0.19
-------------------------------------------------------------------------------------------------------
169 to 180                                 185           21,185,978.06                  9.16
-------------------------------------------------------------------------------------------------------
181 to 192                                   4              573,017.75                  0.25
-------------------------------------------------------------------------------------------------------
193 to 204                                   3              394,803.84                  0.17
-------------------------------------------------------------------------------------------------------
217 to 228                                   2              160,587.73                  0.07
-------------------------------------------------------------------------------------------------------
229 to 240                                 106           18,320,031.33                  7.92
-------------------------------------------------------------------------------------------------------
241 to 252                                   5              725,419.26                  0.31
-------------------------------------------------------------------------------------------------------
253 to 264                                  30            3,923,222.53                  1.70
-------------------------------------------------------------------------------------------------------
265 to 276                                   1               19,951.44                  0.01
-------------------------------------------------------------------------------------------------------
277 to 288                                   1               34,051.21                  0.01
-------------------------------------------------------------------------------------------------------
289 to 300                                   3              596,960.36                  0.26
-------------------------------------------------------------------------------------------------------
301 to 312                                  11            1,038,449.89                  0.45
-------------------------------------------------------------------------------------------------------
313 to 324                                  12            1,212,981.66                  0.52
-------------------------------------------------------------------------------------------------------
325 to 336                                   9              900,361.71                  0.39
-------------------------------------------------------------------------------------------------------
337 to 348                                  30            4,917,598.27                  2.13
-------------------------------------------------------------------------------------------------------
349 to 360                                 989          170,418,118.23                 73.69
-------------------------------------------------------------------------------------------------------
TOTAL:                                   1,545       $  231,276,155.48                100.00%
=======================================================================================================

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                                  PROPERTY TYPE

                                                                           % OF AGGREGATE
                                    NUMBER          AGGREGATE      PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE         RATE MORTGAGE LOANS
   PROPERTY TYPE                    LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
Single Family                       1,160      $  169,538,565.73               73.31%
-------------------------------------------------------------------------------------------------
2-Family                              122          21,963,184.43                9.50
-------------------------------------------------------------------------------------------------
PUD                                   114          19,290,182.48                8.34
-------------------------------------------------------------------------------------------------
Condo                                  85          11,351,705.59                4.91
-------------------------------------------------------------------------------------------------
4-Family                               22           4,186,721.85                1.81
-------------------------------------------------------------------------------------------------
3-Family                               26           3,780,487.12                1.63
-------------------------------------------------------------------------------------------------
Manufactured Housing                    7             550,371.79                0.24
-------------------------------------------------------------------------------------------------
Townhouse                               5             372,317.15                0.16
-------------------------------------------------------------------------------------------------
Co-op                                   2             159,602.47                0.07
-------------------------------------------------------------------------------------------------
Mixed Use                               1              56,808.33                0.02
-------------------------------------------------------------------------------------------------
Mobile Home                             1              26,208.54                0.01
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

                                    OCCUPANCY

                                                                           % OF AGGREGATE
                                   NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE         RATE MORTGAGE LOANS
 OCCUPANCY                          LOANS         OUTSTANDING                OUTSTANDING
=================================================================================================
Primary                             1,381      $  212,773,063.79               92.00%
-------------------------------------------------------------------------------------------------
Investment                            147          15,553,320.12                6.72
-------------------------------------------------------------------------------------------------
Second Home                            17           2,949,771.57                1.28
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

                                  LOAN PURPOSE

                                                                            % OF AGGREGATE
                                   NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE         RATE MORTGAGE LOANS
   LOAN PURPOSE                     LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
Equity Refinance                      740      $  109,374,042.67               47.29%
-------------------------------------------------------------------------------------------------
Purchase                              648          95,595,422.60               41.33
-------------------------------------------------------------------------------------------------
Rate/Term Refinance                   157          26,306,690.21               11.37
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                           CURRENT MORTGAGE LOAN RATE

                                                                          % OF AGGREGATE
                                    NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
         RANGE OF                OF MORTGAGE   PRINCIPAL BALANCE        RATE MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES         LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
 4.501% to 5.000%                       1        $     56,390.39                0.02%
-------------------------------------------------------------------------------------------------
 5.001% to 5.500%                       9           1,667,132.41                0.72
-------------------------------------------------------------------------------------------------
 5.501% to 6.000%                      30           6,662,011.70                2.88
-------------------------------------------------------------------------------------------------
 6.001% to 6.500%                     125          24,721,858.71               10.69
-------------------------------------------------------------------------------------------------
 6.501% to 7.000%                     188          33,901,728.91               14.66
-------------------------------------------------------------------------------------------------
 7.001% to 7.500%                     221          40,891,798.48               17.68
-------------------------------------------------------------------------------------------------
 7.501% to 8.000%                     337          58,237,000.67               25.18
-------------------------------------------------------------------------------------------------
 8.001% to 8.500%                     146          24,514,045.23               10.60
-------------------------------------------------------------------------------------------------
 8.501% to 9.000%                     123          15,576,589.65                6.74
-------------------------------------------------------------------------------------------------
 9.001% to 9.500%                      78           6,530,655.73                2.82
-------------------------------------------------------------------------------------------------
 9.501% to 10.000%                     96           8,371,856.15                3.62
-------------------------------------------------------------------------------------------------
10.001% to 10.500%                     22           1,468,839.68                0.64
-------------------------------------------------------------------------------------------------
10.501% to 11.000%                     36           2,707,184.83                1.17
-------------------------------------------------------------------------------------------------
11.001% to 11.500%                     42           2,652,375.35                1.15
-------------------------------------------------------------------------------------------------
11.501% to 12.000%                     35           1,616,211.34                0.70
-------------------------------------------------------------------------------------------------
12.001% to 12.500%                     15             584,221.81                0.25
-------------------------------------------------------------------------------------------------
12.501% to 13.000%                     11             294,622.08                0.13
-------------------------------------------------------------------------------------------------
13.001% to 13.500%                     11             250,265.16                0.11
-------------------------------------------------------------------------------------------------
13.501% to 14.000%                      6             136,059.97                0.06
-------------------------------------------------------------------------------------------------
14.001% to 14.500%                      3              44,658.29                0.02
-------------------------------------------------------------------------------------------------
14.501% to 15.000%                      3             124,118.20                0.05
-------------------------------------------------------------------------------------------------
15.501% to 16.000%                      4             150,220.51                0.06
-------------------------------------------------------------------------------------------------
16.001% to 16.500%                      2              72,447.44                0.03
-------------------------------------------------------------------------------------------------
16.501% to 17.000%                      1              43,862.79                0.02
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                           % OF AGGREGATE
                                    NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
       RANGE OF CURRENT          OF MORTGAGE   PRINCIPAL BALANCE         RATE MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS       LOANS         OUTSTANDING                 OUTSTANDING
=================================================================================================
 0.01% to 10.00%                        8      $      123,017.35                  0.05%
-------------------------------------------------------------------------------------------------
 10.01% to 20.00%                      21             527,235.24                  0.23
-------------------------------------------------------------------------------------------------
 20.01% to 30.00%                      25           1,914,130.60                  0.83
-------------------------------------------------------------------------------------------------
 30.01% to 40.00%                      36           4,432,688.89                  1.92
-------------------------------------------------------------------------------------------------
 40.01% to 50.00%                      59           6,846,670.48                  2.96
-------------------------------------------------------------------------------------------------
 50.01% to 60.00%                      84          13,035,177.27                  5.64
-------------------------------------------------------------------------------------------------
 60.01% to 70.00%                     159          25,835,895.47                 11.17
-------------------------------------------------------------------------------------------------
 70.01% to 80.00%                     340          59,377,555.43                 25.67
-------------------------------------------------------------------------------------------------
 80.01% to 90.00%                     369          59,097,169.62                 25.55
-------------------------------------------------------------------------------------------------
 90.01% to 100.00%                    433          59,128,881.60                 25.57
-------------------------------------------------------------------------------------------------
100.01% to 110.00%                     6              530,069.04                  0.23
-------------------------------------------------------------------------------------------------
110.01% to 120.00%                      4             325,598.72                  0.14
-------------------------------------------------------------------------------------------------
120.01% to 125.00%                      1             102,065.77                  0.04
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545       $ 231,276,155.48                100.00%
=================================================================================================

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                                      STATE

                                                                           % OF AGGREGATE
                                    NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE        RATE MORTGAGE LOANS
   STATE                            LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
California                            268      $   48,748,945.49               21.08%
-------------------------------------------------------------------------------------------------
New York                              195          28,919,678.77               12.50
-------------------------------------------------------------------------------------------------
Florida                               176          22,209,871.08                9.60
-------------------------------------------------------------------------------------------------
New Jersey                             81          15,748,552.02                6.81
-------------------------------------------------------------------------------------------------
Illinois                               81          12,714,197.72                5.50
-------------------------------------------------------------------------------------------------
Minnesota                              60           9,185,870.71                3.97
-------------------------------------------------------------------------------------------------
Massachusetts                          40           8,987,407.57                3.89
-------------------------------------------------------------------------------------------------
Texas                                  91           8,878,382.22                3.84
-------------------------------------------------------------------------------------------------
Colorado                               47           8,615,600.00                3.73
-------------------------------------------------------------------------------------------------
Maryland                               29           7,153,366.24                3.09
-------------------------------------------------------------------------------------------------
Arizona                                46           6,920,074.23                2.99
-------------------------------------------------------------------------------------------------
Rhode Island                           40           6,618,768.66                2.86
-------------------------------------------------------------------------------------------------
Nevada                                 32           4,913,793.51                2.12
-------------------------------------------------------------------------------------------------
Virginia                               34           4,719,464.07                2.04
-------------------------------------------------------------------------------------------------
Michigan                               35           3,733,103.25                1.61
-------------------------------------------------------------------------------------------------
Connecticut                            20           3,658,908.67                1.58
-------------------------------------------------------------------------------------------------
Washington                             23           3,225,108.24                1.39
-------------------------------------------------------------------------------------------------
Pennsylvania                           33           2,797,485.32                1.21
-------------------------------------------------------------------------------------------------
South Carolina                         25           2,714,812.07                1.17
-------------------------------------------------------------------------------------------------
Ohio                                   21           2,191,019.83                0.95
-------------------------------------------------------------------------------------------------
North Carolina                         16           2,056,062.39                0.89
-------------------------------------------------------------------------------------------------
Tennessee                              19           2,037,178.00                0.88
-------------------------------------------------------------------------------------------------
New Mexico                              8           1,707,624.05                0.74
-------------------------------------------------------------------------------------------------
Missouri                               17           1,665,404.01                0.72
-------------------------------------------------------------------------------------------------
Indiana                                17           1,446,626.69                0.63
-------------------------------------------------------------------------------------------------
Utah                                   11           1,275,017.72                0.55
-------------------------------------------------------------------------------------------------
Georgia                                 7           1,204,245.17                0.52
-------------------------------------------------------------------------------------------------
Oklahoma                               12           1,132,496.60                0.49
-------------------------------------------------------------------------------------------------
Oregon                                 11             995,345.57                0.43
-------------------------------------------------------------------------------------------------
Maine                                   2             897,758.33                0.39
-------------------------------------------------------------------------------------------------
Idaho                                   8             629,764.01                0.27
-------------------------------------------------------------------------------------------------
Kansas                                  5             549,385.61                0.24
-------------------------------------------------------------------------------------------------
New Hampshire                           3             475,402.38                0.21
-------------------------------------------------------------------------------------------------
District of Columbia                    3             425,123.26                0.18
-------------------------------------------------------------------------------------------------
Alabama                                 7             343,110.22                0.15
-------------------------------------------------------------------------------------------------
Delaware                                3             341,510.15                0.15
-------------------------------------------------------------------------------------------------
Louisiana                               5             341,176.42                0.15
-------------------------------------------------------------------------------------------------
Mississippi                             4             311,242.53                0.13
-------------------------------------------------------------------------------------------------
Wisconsin                               3             301,768.70                0.13
-------------------------------------------------------------------------------------------------
Iowa                                    1             174,470.42                0.08
-------------------------------------------------------------------------------------------------
Vermont                                 2              77,375.00                0.03
-------------------------------------------------------------------------------------------------
Hawaii                                  1              68,470.75                0.03
-------------------------------------------------------------------------------------------------
Kentucky                                1              60,397.85                0.03
-------------------------------------------------------------------------------------------------
South Dakota                            1              56,616.75                0.02
-------------------------------------------------------------------------------------------------
Wyoming                                 1              48,173.23                0.02
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       FIXED RATE COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                         % OF AGGREGATE
                                    NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE        RATE MORTGAGE LOANS
  DOCUMENTATION LEVEL               LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
Full Documentation                   655       $   85,417,449.51               36.93%
-------------------------------------------------------------------------------------------------
No Documentation                     442           75,919,945.11               32.83
-------------------------------------------------------------------------------------------------
Stated Income                        372           59,640,646.78               25.79
-------------------------------------------------------------------------------------------------
Limited Documentation                 43            7,275,176.41                3.15
-------------------------------------------------------------------------------------------------
Alternate Documentation               27            2,544,289.08                1.10
-------------------------------------------------------------------------------------------------
Streamlined Documentation              4              344,997.28                0.15
-------------------------------------------------------------------------------------------------
Not Available                          2              133,651.31                0.06
-------------------------------------------------------------------------------------------------
TOTAL:                             1,545       $  231,276,155.48              100.00%
=================================================================================================

                               PERFORMANCE STATUS

                                                                          % OF AGGREGATE
                                    NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE        RATE MORTGAGE LOANS
  PERFORMANCE STATUS                LOANS         OUTSTANDING               OUTSTANDING
=================================================================================================
Current                             1,535      $  230,676,443.23               99.74%
-------------------------------------------------------------------------------------------------
30 to 59 Days Past Due                 10             599,712.25                0.26
-------------------------------------------------------------------------------------------------
TOTAL:                              1,545      $  231,276,155.48              100.00%
=================================================================================================

                             PREPAYMENT PENALTY TERM

                                                                         % OF AGGREGATE
                                   NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE FIXED
                                 OF MORTGAGE   PRINCIPAL BALANCE       RATE MORTGAGE LOANS
PREPAYMENT PENALTY TERM             LOANS         OUTSTANDING              OUTSTANDING
=================================================================================================
No Prepayment Penalties              698       $   99,115,479.73              42.86%
-------------------------------------------------------------------------------------------------
5 months                               1              118,640.32               0.05
-------------------------------------------------------------------------------------------------
6 months                               3              454,486.43               0.20
-------------------------------------------------------------------------------------------------
12 months                            199           39,063,134.37              16.89
-------------------------------------------------------------------------------------------------
13 months                              1               85,016.25               0.04
-------------------------------------------------------------------------------------------------
24 months                             46            4,475,858.59               1.94
-------------------------------------------------------------------------------------------------
26 months                              1              116,897.28               0.05
-------------------------------------------------------------------------------------------------
35 months                              1               35,944.73               0.02
-------------------------------------------------------------------------------------------------
36 months                            485           73,244,688.48              31.67
-------------------------------------------------------------------------------------------------
60 months                            103           13,769,089.84               5.95
-------------------------------------------------------------------------------------------------
180 months                             1               97,397.38               0.04
-------------------------------------------------------------------------------------------------
240 months                             1              112,188.13               0.05
-------------------------------------------------------------------------------------------------
360 months                             5              587,333.95               0.25
-------------------------------------------------------------------------------------------------
TOTAL:                             1,545       $  231,276,155.48             100.00%
=================================================================================================

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                                                                   TOTAL        MINIMUM       MAXIMUM
                           SUMMARY                                                 -----        -------       -------
Aggregate Current Principal Balance                                           $66,595,845.86
Number of Mortgage Loans                                                                 443
Average Outstanding Principal Balance (1)                                     $   150,329.22   $ 7,431.46   $642,503.27
Average Original Loan Balance (1)                                             $   151,446.00   $10,200.00   $646,800.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                              79.74%       21.12%       100.45%
(1)Weighted Average Mortgage Interest Rate                                             8.131%       5.375%       18.050%
(1)Weighted Average Gross Margin                                                       6.069%       2.250%       10.950%
(1)Weighted Average Initial Periodic Rate Cap                                          2.815%       1.000%        7.005%
(1)Weighted Average Subsequent Periodic Rate Cap                                       1.124%       1.000%        6.000%
(1), (2) Weighted Average Minimum Interest Rate                                        8.201%       0.000%       18.050%
(1)Weighted Average Maximum Interest Rate                                             14.453%      10.500%       25.050%
(1)Weighted Average Original Term to Maturity (months)                                   360          180           363
(1)Weighted Average Remaining Term to Stated Maturity (months)                           350           83           359
(1)Weighted Average Term to Roll (months)                                                 21            1            59
(1), (3)Weighted Average FICO Score                                                      616          448           793

(1) Average or Weighted Average reflected in Total.

(2) 90.85% of the Adjustable Rate Mortgage Loans have minimum interest rates.

(3) 99.76% of the Adjustable Rate Mortgage Loans have FICO Scores.

                                                                PERCENT OF CUT-OFF DATE

                                            RANGE                  PRINCIPAL BALANCE
Product Type                            Fully Amortizing               100.00%
                                        Balloon Payment                  0.00%

Lien                                    First                           99.81%
                                        Second                           0.19%

Geographic Distribution                 California                      42.91%
                                        Florida                          8.51%
                                        Michigan                         6.39%
                                        Washington                       4.15%

Largest Zip Code Concentration          94502                            1.12%

FHA/VA Loans                                                             0.00%

Seller Financed Loans                                                    0.00%

Section 32 Loans                                                         0.54%

Loans with Borrower PMI                                                  2.19%

Loans with Prepayment Penalties                                         82.91%

---------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                      % OF AGGREGATE
                                                                  PRINCIPAL BALANCE OF THE
                                  NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                                OF MORTGAGE   PRINCIPAL BALANCE             LOANS
PRINCIPAL BALANCE OUTSTANDING      LOANS         OUTSTANDING             OUTSTANDING
==========================================================================================
$1 to $50,000                        58       $    1,954,482.46              2.93%
------------------------------------------------------------------------------------------
$50,001  to $100,000                106            7,875,503.34             11.83
------------------------------------------------------------------------------------------
$100,001 to $150,000                 98           12,200,743.00             18.32
------------------------------------------------------------------------------------------
$150,001 to $200,000                 71           12,469,462.75             18.72
------------------------------------------------------------------------------------------
$200,001 to $250,000                 42            9,378,394.01             14.08
------------------------------------------------------------------------------------------
$250,001 to $300,000                 36            9,997,142.06             15.01
------------------------------------------------------------------------------------------
$300,001 to $350,000                 11            3,580,037.06              5.38
------------------------------------------------------------------------------------------
$350,001 to $400,000                 12            4,523,078.60              6.79
------------------------------------------------------------------------------------------
$400,001 to $450,000                  1              425,926.43              0.64
------------------------------------------------------------------------------------------
$450,001 to $500,000                  4            1,891,905.76              2.84
------------------------------------------------------------------------------------------
$500,001 to $550,000                  2            1,079,516.98              1.62
------------------------------------------------------------------------------------------
$550,001 to $600,000                  1              577,150.14              0.87
------------------------------------------------------------------------------------------
$600,001 to $650,000                  1              642,503.27              0.96
------------------------------------------------------------------------------------------
TOTAL:                              443       $   66,595,845.86            100.00%
==========================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                   FICO SCORE

                                                          % OF AGGREGATE
                                                      PRINCIPAL BALANCE OF THE
                      NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                    OF MORTGAGE   PRINCIPAL BALANCE             LOANS
   FICO SCORE          LOANS         OUTSTANDING             OUTSTANDING
==============================================================================
Not Available (1)         3        $    160,557.87               0.24%
------------------------------------------------------------------------------
441 to 460                1              55,372.06               0.08
------------------------------------------------------------------------------
461 to 480                7             706,594.72               1.06
------------------------------------------------------------------------------
481 to 500                8             941,287.46               1.41
------------------------------------------------------------------------------
501 to 520               22           3,012,951.60               4.52
------------------------------------------------------------------------------
521 to 540               26           3,139,071.84               4.71
------------------------------------------------------------------------------
541 to 560               45           6,741,782.60              10.12
------------------------------------------------------------------------------
561 to 580               47           7,190,225.23              10.80
------------------------------------------------------------------------------
581 to 600               47           5,409,498.65               8.12
------------------------------------------------------------------------------
601 to 620               46           6,916,486.50              10.39
------------------------------------------------------------------------------
621 to 640               64          10,750,693.04              16.14
------------------------------------------------------------------------------
641 to 660               36           5,903,169.66               8.86
------------------------------------------------------------------------------
661 to 680               28           4,624,513.66               6.94
------------------------------------------------------------------------------
681 to 700               21           3,076,069.16               4.62
------------------------------------------------------------------------------
701 to 720               18           3,105,011.49               4.66
------------------------------------------------------------------------------
721 to 740               15           3,411,320.51               5.12
------------------------------------------------------------------------------
741 to 760                5             315,600.21               0.47
------------------------------------------------------------------------------
761 to 780                2             669,334.15               1.01
------------------------------------------------------------------------------
781 to 800                2             466,305.45               0.70
------------------------------------------------------------------------------
TOTAL:                  443        $ 66,595,845.86             100.00%
==============================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                  % OF AGGREGATE
                                                              PRINCIPAL BALANCE OF THE
                              NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
ORIGINAL TERM TO MATURITY   OF MORTGAGE   PRINCIPAL BALANCE             LOANS
         (MONTHS)              LOANS         OUTSTANDING             OUTSTANDING
======================================================================================
169 to 180                        5        $    130,150.72               0.20%
--------------------------------------------------------------------------------------
349 to 360                      437          66,404,668.05              99.71
--------------------------------------------------------------------------------------
361 to 372                        1              61,027.09               0.09
--------------------------------------------------------------------------------------
TOTAL:                          443        $ 66,595,845.86             100.00%
======================================================================================

                        REMAINING TERM TO STATED MATURITY

                                                                          % OF AGGREGATE
                                                                      PRINCIPAL BALANCE OF THE
                                      NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
REMAINING TERM TO STATED MATURITY   OF MORTGAGE   PRINCIPAL BALANCE             LOANS
            (MONTHS)                   LOANS         OUTSTANDING             OUTSTANDING
==============================================================================================
73  to 84                                 2        $     70,202.38              0.11%
----------------------------------------------------------------------------------------------
85  to 96                                 3              59,948.34              0.09
----------------------------------------------------------------------------------------------
253 to 264                               18             706,945.03              1.06
----------------------------------------------------------------------------------------------
265 to 276                               33           1,696,497.58              2.55
----------------------------------------------------------------------------------------------
277 to 288                                1             109,908.62              0.17
----------------------------------------------------------------------------------------------
289 to 300                                3             310,452.39              0.47
----------------------------------------------------------------------------------------------
301 to 312                               28           2,052,202.52              3.08
----------------------------------------------------------------------------------------------
313 to 324                                3             334,725.28              0.50
----------------------------------------------------------------------------------------------
337 to 348                               17           3,095,096.16              4.65
----------------------------------------------------------------------------------------------
349 to 360                              335          58,159,867.56             87.33
----------------------------------------------------------------------------------------------
TOTAL:                                  443        $ 66,595,845.86            100.00%
==============================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                  PROPERTY TYPE

                                                             % OF AGGREGATE
                                                         PRINCIPAL BALANCE OF THE
                         NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                       OF MORTGAGE   PRINCIPAL BALANCE             LOANS
   PROPERTY TYPE          LOANS         OUTSTANDING             OUTSTANDING
=================================================================================
Single Family              354        $ 51,811,308.14             77.80%
--------------------------------------------------------------------------------
PUD                         30           6,185,174.32              9.29
--------------------------------------------------------------------------------
Condo                       30           5,102,774.05              7.66
--------------------------------------------------------------------------------
2-Family                    23           2,920,856.64              4.39
--------------------------------------------------------------------------------
3-Family                     1             207,674.50              0.31
--------------------------------------------------------------------------------
Manufactured Housing         2             165,192.49              0.25
--------------------------------------------------------------------------------
4-Family                     1             151,666.22              0.23
--------------------------------------------------------------------------------
Mobile Home                  2              51,199.50              0.08
--------------------------------------------------------------------------------
TOTAL:                     443        $ 66,595,845.86            100.00%
=================================================================================

                                    OCCUPANCY

                                                    % OF AGGREGATE
                                                PRINCIPAL BALANCE OF THE
                NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
              OF MORTGAGE   PRINCIPAL BALANCE             LOANS
 OCCUPANCY       LOANS         OUTSTANDING             OUTSTANDING
========================================================================
Primary           392        $ 61,079,789.15               91.72%
------------------------------------------------------------------------
Investment         43           4,157,442.70                6.24
------------------------------------------------------------------------
Second Home         8           1,358,614.01                2.04
------------------------------------------------------------------------
TOTAL:            443        $ 66,595,845.86              100.00%
========================================================================

                                  LOAN PURPOSE

                                                            % OF AGGREGATE
                                                        PRINCIPAL BALANCE OF THE
                        NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                      OF MORTGAGE   PRINCIPAL BALANCE             LOANS
   LOAN PURPOSE          LOANS         OUTSTANDING             OUTSTANDING
================================================================================
Equity Refinance          250        $ 37,568,870.76              56.41%
--------------------------------------------------------------------------------
Purchase                  148          23,784,826.58              35.72
--------------------------------------------------------------------------------
Rate/Term Refinance        45           5,242,148.52               7.87
--------------------------------------------------------------------------------
TOTAL:                    443        $ 66,595,845.86             100.00%
================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                           CURRENT MORTGAGE LOAN RATE

                                                                            % OF AGGREGATE
                                                                        PRINCIPAL BALANCE OF THE
                                        NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                                      OF MORTGAGE   PRINCIPAL BALANCE             LOANS
RANGE OF CURRENT MORTGAGE LOAN RATE      LOANS         OUTSTANDING             OUTSTANDING
================================================================================================
5.001%  to 5.500%                           2        $  1,039,015.98               1.56%
------------------------------------------------------------------------------------------------
5.501%  to 6.000%                          11           2,889,630.91               4.34
------------------------------------------------------------------------------------------------
6.001%  to 6.500%                          14           2,575,540.79               3.87
------------------------------------------------------------------------------------------------
6.501%  to 7.000%                          35           7,097,138.66              10.66
------------------------------------------------------------------------------------------------
7.001%  to 7.500%                          49           9,102,429.20              13.67
------------------------------------------------------------------------------------------------
7.501%  to 8.000%                          83          14,339,424.75              21.53
------------------------------------------------------------------------------------------------
8.001%  to 8.500%                          57           9,931,545.80              14.91
------------------------------------------------------------------------------------------------
8.501%  to 9.000%                          56           8,725,981.19              13.10
------------------------------------------------------------------------------------------------
9.001%  to 9.500%                          26           3,140,076.99               4.72
------------------------------------------------------------------------------------------------
9.501%  to 10.000%                         31           2,861,049.70               4.30
------------------------------------------------------------------------------------------------
10.001% to 10.500%                         14           1,432,099.67               2.15
------------------------------------------------------------------------------------------------
10.501% to 11.000%                         15           1,024,026.88               1.54
------------------------------------------------------------------------------------------------
11.001% to 11.500%                         10             777,412.23               1.17
------------------------------------------------------------------------------------------------
11.501% to 12.000%                          7             337,442.13               0.51
------------------------------------------------------------------------------------------------
12.001% to 12.500%                          4             320,676.13               0.48
------------------------------------------------------------------------------------------------
12.501% to 13.000%                          4             187,648.84               0.28
------------------------------------------------------------------------------------------------
13.501% to 14.000%                          2              50,464.06               0.08
------------------------------------------------------------------------------------------------
14.001% to 14.500%                          5             176,254.78               0.26
------------------------------------------------------------------------------------------------
14.501% to 15.000%                          4             167,414.02               0.25
------------------------------------------------------------------------------------------------
15.001% to 15.500%                          3              51,163.23               0.08
------------------------------------------------------------------------------------------------
15.501% to 16.000%                          4             102,247.81               0.15
------------------------------------------------------------------------------------------------
16.001% to 16.500%                          2              72,981.33               0.11
------------------------------------------------------------------------------------------------
16.501% to 17.000%                          2              76,340.08               0.11
------------------------------------------------------------------------------------------------
17.001% to 17.500%                          1              51,124.22               0.08
------------------------------------------------------------------------------------------------
17.501% to 18.000%                          1              34,197.19               0.05
------------------------------------------------------------------------------------------------
18.001% to 18.500%                          1              32,519.29               0.05
------------------------------------------------------------------------------------------------
TOTAL:                                    443        $ 66,595,845.86             100.00%
================================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                  % OF AGGREGATE
                                                              PRINCIPAL BALANCE OF THE
                              NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
RANGE OF CURRENT COMBINED   OF MORTGAGE   PRINCIPAL BALANCE             LOANS
   LOAN-TO-VALUE RATIO         LOANS         OUTSTANDING             OUTSTANDING
======================================================================================
20.01%  to 30.00%                 4        $     87,092.16               0.13%
--------------------------------------------------------------------------------------
30.01%  to 40.00%                 5             217,100.01               0.33
--------------------------------------------------------------------------------------
40.01%  to 50.00%                13             670,713.72               1.01
--------------------------------------------------------------------------------------
50.01%  to 60.00%                29           1,926,372.04               2.89
--------------------------------------------------------------------------------------
60.01%  to 70.00%                58           8,013,930.57              12.03
--------------------------------------------------------------------------------------
70.01%  to 80.00%               171          30,900,861.38              46.40
--------------------------------------------------------------------------------------
80.01%  to 90.00%               122          18,555,493.59              27.86
--------------------------------------------------------------------------------------
90.01%  to 100.00%               40           6,097,235.76               9.16
--------------------------------------------------------------------------------------
100.01% to 110.00%                1             127,046.63               0.19
--------------------------------------------------------------------------------------
TOTAL:                          443        $ 66,595,845.86             100.00%
======================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                      STATE

                                                             % OF AGGREGATE
                                                         PRINCIPAL BALANCE OF THE
                         NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                       OF MORTGAGE   PRINCIPAL BALANCE             LOANS
       STATE              LOANS         OUTSTANDING             OUTSTANDING
=================================================================================
California                 127        $ 28,577,873.01              42.91%
---------------------------------------------------------------------------------
Florida                     38           5,670,398.12               8.51
---------------------------------------------------------------------------------
Michigan                    40           4,258,175.40               6.39
---------------------------------------------------------------------------------
Washington                  20           2,764,614.43               4.15
---------------------------------------------------------------------------------
Illinois                    22           2,430,487.91               3.65
---------------------------------------------------------------------------------
Maryland                    12           2,126,142.66               3.19
---------------------------------------------------------------------------------
Arizona                     18           1,869,412.91               2.81
---------------------------------------------------------------------------------
Utah                        10           1,648,430.41               2.48
---------------------------------------------------------------------------------
Oregon                      12           1,634,062.81               2.45
---------------------------------------------------------------------------------
Colorado                    10           1,551,863.87               2.33
---------------------------------------------------------------------------------
Connecticut                  8           1,477,744.70               2.22
---------------------------------------------------------------------------------
Pennsylvania                14           1,455,308.80               2.19
---------------------------------------------------------------------------------
Minnesota                   10           1,437,970.55               2.16
---------------------------------------------------------------------------------
Rhode Island                 8           1,306,197.08               1.96
---------------------------------------------------------------------------------
Virginia                    12           1,248,312.70               1.87
---------------------------------------------------------------------------------
Texas                       14             862,830.63               1.30
---------------------------------------------------------------------------------
New York                     4             838,319.34               1.26
---------------------------------------------------------------------------------
Massachusetts                3             724,781.01               1.09
---------------------------------------------------------------------------------
Idaho                        8             617,249.09               0.93
---------------------------------------------------------------------------------
Tennessee                    5             596,927.78               0.90
---------------------------------------------------------------------------------
Missouri                     6             395,393.50               0.59
---------------------------------------------------------------------------------
Wisconsin                    3             355,069.78               0.53
---------------------------------------------------------------------------------
Nevada                       4             348,222.17               0.52
---------------------------------------------------------------------------------
Ohio                         5             317,520.83               0.48
---------------------------------------------------------------------------------
Oklahoma                     4             304,731.56               0.46
---------------------------------------------------------------------------------
New Hampshire                3             283,516.75               0.43
---------------------------------------------------------------------------------
South Carolina               3             267,942.00               0.40
---------------------------------------------------------------------------------
North Carolina               4             229,392.07               0.34
---------------------------------------------------------------------------------
Georgia                      2             176,816.59               0.27
---------------------------------------------------------------------------------
District of Columbia         2             125,059.14               0.19
---------------------------------------------------------------------------------
Indiana                      2             120,591.88               0.18
---------------------------------------------------------------------------------
Kentucky                     1             107,760.98               0.16
---------------------------------------------------------------------------------
Alabama                      2              95,559.14               0.14
---------------------------------------------------------------------------------
Mississippi                  1              92,983.86               0.14
---------------------------------------------------------------------------------
Maine                        1              63,518.60               0.10
---------------------------------------------------------------------------------
Louisiana                    1              56,115.06               0.08
---------------------------------------------------------------------------------
Hawaii                       1              50,088.38               0.08
---------------------------------------------------------------------------------
New Jersey                   1              48,546.70               0.07
---------------------------------------------------------------------------------
Arkansas                     1              35,634.91               0.05
---------------------------------------------------------------------------------
New Mexico                   1              24,278.75               0.04
---------------------------------------------------------------------------------
TOTAL:                     443        $ 66,595,845.86             100.00%
=================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                  % OF AGGREGATE
                                                              PRINCIPAL BALANCE OF THE
                              NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                            OF MORTGAGE   PRINCIPAL BALANCE             LOANS
   DOCUMENTATION LEVEL         LOANS         OUTSTANDING             OUTSTANDING
======================================================================================
Full Documentation              262        $ 35,767,638.33              53.71%
--------------------------------------------------------------------------------------
Stated Income                   117          21,369,926.40              32.09
--------------------------------------------------------------------------------------
No Documentation                 25           3,849,369.79               5.78
--------------------------------------------------------------------------------------
Limited Documentation            15           2,831,546.03               4.25
--------------------------------------------------------------------------------------
Alternate Documentation          22           2,235,234.99               3.36
--------------------------------------------------------------------------------------
Streamlined Documentation         2             542,130.32               0.81
--------------------------------------------------------------------------------------
TOTAL:                          443        $ 66,595,845.86             100.00%
======================================================================================

                               PERFORMANCE STATUS

                                                               % OF AGGREGATE
                                                           PRINCIPAL BALANCE OF THE
                           NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                         OF MORTGAGE   PRINCIPAL BALANCE             LOANS
  PERFORMANCE STATUS        LOANS         OUTSTANDING             OUTSTANDING
===================================================================================
Current                      441        $ 66,337,074.00              99.61%
-----------------------------------------------------------------------------------
30 to 59 Days Past Due         2             258,771.86               0.39
-----------------------------------------------------------------------------------
TOTAL:                       443        $ 66,595,845.86             100.00%
===================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                             PREPAYMENT PENALTY TERM

                                                                % OF AGGREGATE
                                                            PRINCIPAL BALANCE OF THE
                            NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                          OF MORTGAGE   PRINCIPAL BALANCE             LOANS
PREPAYMENT PENALTY TERM      LOANS         OUTSTANDING             OUTSTANDING
====================================================================================
 No Prepayment Penalty        118        $ 11,383,798.00              17.09%
------------------------------------------------------------------------------------
 2 months                       2             237,309.33               0.36
------------------------------------------------------------------------------------
 12 months                      6             952,195.67               1.43
------------------------------------------------------------------------------------
 13 months                      1             339,700.68               0.51
------------------------------------------------------------------------------------
 24 months                    239          41,939,280.53              62.98
------------------------------------------------------------------------------------
 36 months                     72          10,873,855.70              16.33
------------------------------------------------------------------------------------
 60 months                      4             683,448.60               1.03
------------------------------------------------------------------------------------
 80 months                      1             186,257.35               0.28
------------------------------------------------------------------------------------
 TOTAL:                       443        $ 66,595,845.86             100.00%
====================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                                  GROSS MARGIN

                                                           % OF AGGREGATE
                                                       PRINCIPAL BALANCE OF THE
                       NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
  RANGE OF           OF MORTGAGE   PRINCIPAL BALANCE             LOANS
GROSS MARGIN            LOANS         OUTSTANDING             OUTSTANDING
===============================================================================
2.001%  to 2.500%          2        $    574,983.04                0.86%
-------------------------------------------------------------------------------
2.501%  to 3.000%         16           4,355,128.77                6.54
-------------------------------------------------------------------------------
3.001%  to 3.500%          4             593,768.33                0.89
-------------------------------------------------------------------------------
4.001%  to 4.500%          9           1,533,526.06                2.30
-------------------------------------------------------------------------------
4.501%  to 5.000%         30           4,957,197.09                7.44
-------------------------------------------------------------------------------
5.001%  to 5.500%         37           6,342,819.61                9.52
-------------------------------------------------------------------------------
5.501%  to 6.000%         84          14,643,613.38               21.99
-------------------------------------------------------------------------------
6.001%  to 6.500%         72          10,361,961.71               15.56
-------------------------------------------------------------------------------
6.501%  to 7.000%         70          10,435,054.25               15.67
-------------------------------------------------------------------------------
7.001%  to 7.500%         39           5,258,602.35                7.90
-------------------------------------------------------------------------------
7.501%  to 8.000%         26           3,341,224.01                5.02
-------------------------------------------------------------------------------
8.001%  to 8.500%         20           2,433,657.99                3.65
-------------------------------------------------------------------------------
8.501%  to 9.000%         11             760,002.99                1.14
-------------------------------------------------------------------------------
9.001%  to 9.500%         11             536,396.37                0.81
-------------------------------------------------------------------------------
9.501%  to 10.000%         6             197,635.20                0.30
-------------------------------------------------------------------------------
10.001% to 10.500%         3             120,363.83                0.18
-------------------------------------------------------------------------------
10.501% to 11.000%         3             149,910.88                0.23
-------------------------------------------------------------------------------
TOTAL:                   443        $ 66,595,845.86              100.00%
===============================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                            INITIAL PERIODIC RATE CAP

                                                                  % OF AGGREGATE
                                                              PRINCIPAL BALANCE OF THE
                              NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                            OF MORTGAGE   PRINCIPAL BALANCE             LOANS
INITIAL PERIODIC RATE CAP      LOANS         OUTSTANDING             OUTSTANDING
======================================================================================
1.00%                             9        $    724,946.78                1.09%
--------------------------------------------------------------------------------------
1.50%                            72           5,916,651.17                8.88
--------------------------------------------------------------------------------------
2.00%                            23           3,916,747.82                5.88
--------------------------------------------------------------------------------------
3.00%                           336          55,312,254.42               83.06
--------------------------------------------------------------------------------------
5.00%                             1             335,200.00                0.50
--------------------------------------------------------------------------------------
6.00%                             1             299,251.38                0.45
--------------------------------------------------------------------------------------
7.01%                             1              90,794.29                0.14
--------------------------------------------------------------------------------------
TOTAL:                          443        $ 66,595,845.86              100.00%
======================================================================================

                          SUBSEQUENT PERIODIC RATE CAP

                                                                     % OF AGGREGATE
                                                                 PRINCIPAL BALANCE OF THE
                                 NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
                               OF MORTGAGE   PRINCIPAL BALANCE             LOANS
SUBSEQUENT PERIODIC RATE CAP      LOANS         OUTSTANDING             OUTSTANDING
=========================================================================================
1.00%                              329        $ 52,659,140.93               79.07%
-----------------------------------------------------------------------------------------
1.50%                              109          12,033,591.36               18.07
-----------------------------------------------------------------------------------------
2.00%                                4           1,812,319.28                2.72
-----------------------------------------------------------------------------------------
6.00%                                1              90,794.29                0.14
-----------------------------------------------------------------------------------------
TOTAL:                             443        $ 66,595,845.86              100.00%
=========================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                              MAXIMUM MORTGAGE RATE

                                                              % OF AGGREGATE
                                                          PRINCIPAL BALANCE OF THE
                          NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
      RANGE OF          OF MORTGAGE   PRINCIPAL BALANCE             LOANS
MAXIMUM MORTGAGE RATE      LOANS         OUTSTANDING             OUTSTANDING
==================================================================================
10.001% to 10.500%            1        $    642,503.27                0.96%
----------------------------------------------------------------------------------
10.501% to 11.000%            1             335,200.00                0.50
----------------------------------------------------------------------------------
11.001% to 11.500%            2             636,295.75                0.96
----------------------------------------------------------------------------------
11.501% to 12.000%            5           1,365,680.47                2.05
----------------------------------------------------------------------------------
12.001% to 12.500%            7           1,131,002.70                1.70
----------------------------------------------------------------------------------
12.501% to 13.000%           29           6,409,251.26                9.62
----------------------------------------------------------------------------------
13.001% to 13.500%           40           6,875,301.76               10.32
----------------------------------------------------------------------------------
13.501% to 14.000%           67          10,996,927.86               16.51
----------------------------------------------------------------------------------
14.001% to 14.500%           72          12,793,308.95               19.21
----------------------------------------------------------------------------------
14.501% to 15.000%           55          10,158,840.25               15.25
----------------------------------------------------------------------------------
15.001% to 15.500%           30           4,297,788.37                6.45
----------------------------------------------------------------------------------
15.501% to 16.000%           33           3,778,032.66                5.67
----------------------------------------------------------------------------------
16.001% to 16.500%           18           1,859,306.06                2.79
----------------------------------------------------------------------------------
16.501% to 17.000%           13           1,040,966.00                1.56
----------------------------------------------------------------------------------
17.001% to 17.500%           12           1,154,607.43                1.73
----------------------------------------------------------------------------------
17.501% to 18.000%           10             692,405.72                1.04
----------------------------------------------------------------------------------
18.001% to 18.500%            9             710,592.91                1.07
----------------------------------------------------------------------------------
18.501% to 19.000%            8             390,966.15                0.59
----------------------------------------------------------------------------------
19.001% to 19.500%            3             412,195.55                0.62
----------------------------------------------------------------------------------
19.501% to 20.000%            3              99,966.73                0.15
----------------------------------------------------------------------------------
20.501% to 21.000%            2              50,464.06                0.08
----------------------------------------------------------------------------------
21.001% to 21.500%            5             176,254.78                0.26
----------------------------------------------------------------------------------
21.501% to 22.000%            4             167,414.02                0.25
----------------------------------------------------------------------------------
22.001% to 22.500%            3              51,163.23                0.08
----------------------------------------------------------------------------------
22.501% to 23.000%            4             102,247.81                0.15
----------------------------------------------------------------------------------
23.001% to 23.500%            2              72,981.33                0.11
----------------------------------------------------------------------------------
23.501% to 24.000%            2              76,340.08                0.11
----------------------------------------------------------------------------------
24.001% to 24.500%            1              51,124.22                0.08
----------------------------------------------------------------------------------
24.501% to 25.000%            1              34,197.19                0.05
----------------------------------------------------------------------------------
25.001% or greater            1              32,519.29                0.05
----------------------------------------------------------------------------------
TOTAL:                      443        $ 66,595,845.86              100.00%
==================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                              MINIMUM MORTGAGE RATE

                                                              % OF AGGREGATE
                                                          PRINCIPAL BALANCE OF THE
                          NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
       RANGE OF         OF MORTGAGE   PRINCIPAL BALANCE             LOANS
MINIMUM MORTGAGE RATE      LOANS         OUTSTANDING             OUTSTANDING
==================================================================================
No Floor                     28        $  6,093,502.03                9.15%
----------------------------------------------------------------------------------
1.501%  to 2.000%             1             145,617.61                0.22
----------------------------------------------------------------------------------
4.501%  to 5.000%             3             412,174.32                0.62
----------------------------------------------------------------------------------
5.001%  to 5.500%             1              90,295.60                0.14
----------------------------------------------------------------------------------
5.501%  to 6.000%             8           2,094,347.69                3.14
----------------------------------------------------------------------------------
6.001%  to 6.500%            13           2,335,757.75                3.51
----------------------------------------------------------------------------------
6.501%  to 7.000%            30           5,638,485.41                8.47
----------------------------------------------------------------------------------
7.001%  to 7.500%            45           8,345,990.56               12.53
----------------------------------------------------------------------------------
7.501%  to 8.000%            76          13,568,634.88               20.37
----------------------------------------------------------------------------------
8.001%  to 8.500%            52           8,906,408.49               13.37
----------------------------------------------------------------------------------
8.501%  to 9.000%            53           8,365,322.74               12.56
----------------------------------------------------------------------------------
9.001%  to 9.500%            25           2,993,345.89                4.49
----------------------------------------------------------------------------------
9.501%  to 10.000%           32           2,944,244.10                4.42
----------------------------------------------------------------------------------
10.001% to 10.500%           13           1,338,373.03                2.01
----------------------------------------------------------------------------------
10.501% to 11.000%           14             968,654.82                1.45
----------------------------------------------------------------------------------
11.001% to 11.500%           10             777,412.23                1.17
----------------------------------------------------------------------------------
11.501% to 12.000%            7             337,442.13                0.51
----------------------------------------------------------------------------------
12.001% to 12.500%            3             237,481.73                0.36
----------------------------------------------------------------------------------
12.501% to 13.000%            4             187,648.84                0.28
----------------------------------------------------------------------------------
13.501% to 14.000%            2              50,464.06                0.08
----------------------------------------------------------------------------------
14.001% to 14.500%            5             176,254.78                0.26
----------------------------------------------------------------------------------
14.501% to 15.000%            4             167,414.02                0.25
----------------------------------------------------------------------------------
15.001% to 15.500%            3              51,163.23                0.08
----------------------------------------------------------------------------------
15.501% to 16.000%            4             102,247.81                0.15
----------------------------------------------------------------------------------
16.001% to 16.500%            2              72,981.33                0.11
----------------------------------------------------------------------------------
16.501% to 17.000%            2              76,340.08                0.11
----------------------------------------------------------------------------------
17.001% to 17.500%            1              51,124.22                0.08
----------------------------------------------------------------------------------
17.501% to 18.000%            1              34,197.19                0.05
----------------------------------------------------------------------------------
18.001% to 18.500%            1              32,519.29                0.05
----------------------------------------------------------------------------------
TOTAL:                      443        $ 66,595,845.86              100.00%
==================================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3
                       ADJUSTABLE RATE COLLATERAL SUMMARY

                         NEXT LOAN RATE ADJUSTMENT MONTH

                                                         % OF AGGREGATE
                                                     PRINCIPAL BALANCE OF THE
                     NUMBER          AGGREGATE       ADJUSTABLE RATE MORTGAGE
 NEXT LOAN RATE    OF MORTGAGE   PRINCIPAL BALANCE             LOANS
ADJUSTMENT MONTH      LOANS         OUTSTANDING             OUTSTANDING
=============================================================================
July 2003               21        $    776,003.74                1.17%
-----------------------------------------------------------------------------
August 2003             22           1,651,004.68                2.48
-----------------------------------------------------------------------------
September 2003           9             697,194.81                1.05
-----------------------------------------------------------------------------
October 2003             9             577,732.34                0.87
-----------------------------------------------------------------------------
November 2003           14           1,003,768.22                1.51
-----------------------------------------------------------------------------
December 2003           19           1,063,507.65                1.60
-----------------------------------------------------------------------------
February 2004            1             237,788.58                0.36
-----------------------------------------------------------------------------
March 2004               4             950,964.38                1.43
-----------------------------------------------------------------------------
May 2004                 2             192,431.14                0.29
-----------------------------------------------------------------------------
June 2004                4             609,776.94                0.92
-----------------------------------------------------------------------------
August 2004              7           1,348,209.48                2.02
-----------------------------------------------------------------------------
September 2004           8           1,164,465.30                1.75
-----------------------------------------------------------------------------
October 2004             5             442,386.13                0.66
-----------------------------------------------------------------------------
November 2004            9           3,032,554.38                4.55
-----------------------------------------------------------------------------
December 2004            7           1,192,554.73                1.79
-----------------------------------------------------------------------------
January 2005            24           3,423,374.43                5.14
-----------------------------------------------------------------------------
February 2005           53          10,022,952.54               15.05
-----------------------------------------------------------------------------
March 2005             154          26,124,848.13               39.23
-----------------------------------------------------------------------------
April 2005              20           3,194,631.11                4.80
-----------------------------------------------------------------------------
December 2005            3             544,788.47                0.82
-----------------------------------------------------------------------------
January 2006             3             182,356.16                0.27
-----------------------------------------------------------------------------
February 2006            5             823,293.56                1.24
-----------------------------------------------------------------------------
March 2006              30           4,641,496.59                6.97
-----------------------------------------------------------------------------
April 2006               6           1,052,682.37                1.58
-----------------------------------------------------------------------------
November 2007            1             642,503.27                0.96
-----------------------------------------------------------------------------
March 2008               2             667,376.73                1.00
-----------------------------------------------------------------------------
May 2008                 1             335,200.00                0.50
-----------------------------------------------------------------------------
TOTAL:                 443        $ 66,595,845.86              100.00%
=============================================================================

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    C-BASS 2003-CB3

                              ASSUMED MORTGAGE POOL

FIXED RATE MORTGAGE LOANS

                             ORIGINAL                           ORGINAL MONTHS
                MORTGAGE   AMORTIZATION   ORIGINAL     LOAN     TO PREPAYMENT
  PRINCIPAL     INTEREST       TERM         TERM       AGE         PENALTY
  BALANCE($)    RATE(%)      (MONTHS)     (MONTHS)   (MONTHS)     EXPIRATION
------------------------------------------------------------------------------
 1,436,793.82    10.711         360          180        98              0
 5,870,013.11     7.782         360          180         2             12
    74,674.41     8.250         360          180         3             24
 1,785,420.46     7.648         360          180         7             36
   301,193.00     8.299         360          180        13             60
   272,560.60     8.829         119          119        23              0
 7,653,025.34     7.957         179          179        44              0
   742,425.94     7.349         180          180         2             12
    97,114.49    10.750         180          180         8            180
 4,166,513.25     7.412         180          180         2             36
    74,308.53     6.990         180          180         3              6
   645,952.12     7.191         180          180         6             60
 2,079,804.21     9.237         237          237        51              0
 1,015,007.22     6.725         240          240         2             12
   111,862.29    10.900         240          240         7            240
 4,844,742.44     6.942         240          240         2             36
   501,294.46     7.212         289          289        25              0
   111,642.90    10.609         247          247        60             60
85,282,575.30     7.890         360          360        29              0
31,322,231.32     7.397         360          360         2             12
 2,898,464.03     7.817         360          360         5             24
   116,557.76     6.650         360          360         2             26
60,992,731.09     7.499         360          360         3             36
   585,628.07    11.453         360          360         7            360
   118,295.74     7.530         360          360         3              5
   378,857.87     7.821         360          360         3              6
12,670,310.23     7.478         360          360         4             60
   402,562.20    11.893         360          180        27              0
    84,685.09     9.990         361          180         3             13
 1,305,770.27    11.090         360          180         4             24
    35,804.72    11.750         360          180         4             35
 1,199,421.58    11.289         360          180         5             36
   366,017.65    12.812         180          180       115              0
    41,889.70     9.950         180          180         3             36
    18,725.78    12.800         180          180        43              0
    89,259.66    12.352         240          240        97              0
    31,308.79     9.990         240          240         3             24
    71,224.57     7.786         269          269         9              0
   652,169.11    11.237         360          360         6              0
   151,160.89    11.446         360          360         3             24
------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    C-BASS 2003-CB3

                              ASSUMED MORTGAGE POOL

ADJUSTABLE RATE MORTGAGE LOANS

                              ORIGINAL
                MORTGAGE    AMORTIZATION   ORIGINAL     LOAN
  PRINCIPAL     INTEREST        TERM         TERM       AGE                         GROSS
  BALANCE($)    RATE(%)       (MONTHS)     (MONTHS)   (MONTHS)       INDEX         MARGIN(%)
--------------------------------------------------------------------------------------------
   233,240.96     7.471         360          360          3      1 Month LIBOR      6.458
   298,371.34     6.955         360          360          4      6 Month LIBOR      3.250
 6,094,293.74     8.316         360          360         22      6 Month LIBOR      5.317
   949,395.44     7.934         360          360          4      6 Month LIBOR      5.852
   338,701.68     6.125         360          360          3      6 Month LIBOR      4.625
   236,611.45     8.519         360          360          3      6 Month LIBOR      6.868
41,313,520.60     7.938         360          360          4      6 Month LIBOR      6.130
 3,524,941.73     8.477         360          360          7      6 Month LIBOR      6.329
   681,438.71     8.653         360          360         20      6 Month LIBOR      5.677
   185,709.60    12.125         360          360         55      6 Month LIBOR      8.000
   868,004.46     5.715         360          360         10      1 Year Treasury    2.750
   290,560.56     8.500         360          360          6      1 Month LIBOR      7.000
   239,391.57     8.081         360          360         22      6 Month LIBOR      6.950
   269,183.45     9.159         360          360          3      6 Month LIBOR      6.754
 6,360,961.34     7.981         360          360          4      6 Month LIBOR      6.517
   640,613.79     5.500         360          360          7      1 Year Treasury    2.750
   334,214.24     5.750         360          360          1      6 Month LIBOR      2.250
   665,414.10     7.433         360          360          3      6 Month LIBOR      6.000
 2,603,568.87    12.540         351          351         94      6 Month LIBOR      8.279
   145,189.38     7.000         360          360         70      1 Year Treasury    2.750
   126,673.01     8.875         360          360         58      6 Month LIBOR      4.875
--------------------------------------------------------------------------------------------

                MONTHS TO                                                                  ORGINAL MONTHS
                   NEXT        RATE                                                        TO PREPAYMENT
  PRINCIPAL     ADJUSTMENT    CHANGE     LIFETIME     INITIAL      PERIODIC     LIFETIME       PENALTY
  BALANCE($)       DATE      FREQUENCY    CAP(%)    RATE CAP(%)   RATE CAP(%)   FLOOR(%)     EXPIRATION
----------------------------------------------------------------------------------------------------------
   233,240.96       21           6        14.037       3.000         1.283        7.471          24
   298,371.34       20          12        12.955       6.000         2.000        3.250           0
 6,094,293.74       13           6        14.766       2.736         1.122        7.139           0
   949,395.44       20           6        14.033       3.000         1.000        7.138          12
   338,701.68       21           6        13.125       3.000         1.500        6.125          13
   236,611.45       21           6        14.519       3.000         1.000        8.519           2
41,313,520.60       20           6        14.229       2.895         1.077        7.760          24
 3,524,941.73       18           6        14.593       2.409         1.032        8.380          36
   681,438.71       12           6        15.217       2.691         1.282        7.454          60
   185,709.60        5           6        19.125       3.000         1.500       12.125          80
   868,004.46       26          12        11.715       2.545         2.000        2.750           0
   290,560.56       30           6        15.000       3.000         1.000        8.500          36
   239,391.57       18           6        14.182       3.000         1.000        7.682           0
   269,183.45       33           6        15.159       3.000         1.000        9.159          24
 6,360,961.34       32           6        14.567       2.941         1.113        7.975          36
   640,613.79       53          12        10.500       2.000         2.000        2.750           0
   334,214.24       59           6        10.750       5.000         1.000        2.250           0
   665,414.10       57           6        13.433       3.000         1.000        7.433          36
 2,603,568.87        3           6        19.437       1.499         1.454       12.467           0
   145,189.38        4          12        11.750       1.000         1.000        1.750           0
   126,673.01        2           6        14.875       3.000         1.000        8.875           0
----------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

PERIOD   DISTRIBUTION DATE   AF-1(1)    AV-1(1)   M1,M2,B1,B2,B3(1)  AF-1(2)   AV-1(2)  M1,M2,B1,B2,B3 (2)
----------------------------------------------------------------------------------------------------------
   1          7/25/03         4.254      4.950          4.409         4.254     4.950         4.409
   2          8/25/03         4.410      4.603          4.453         4.410     4.603         4.453
   3          9/25/03         4.558      4.729          4.596         4.558     4.735         4.597
   4         10/25/03         4.698      5.009          4.768         4.698     5.076         4.783
   5         11/25/03         4.831      4.960          4.860         4.831     5.029         4.875
   6         12/25/03         4.957      5.239          5.020         4.957     5.319         5.038
   7          1/25/04         5.077      5.174          5.099         5.077     5.252         5.116
   8          2/25/04         5.190      5.274          5.209         5.190     5.352         5.226
   9          3/25/04         5.297      5.740          5.396         5.297     5.825         5.415
  10          4/25/04         5.399      5.461          5.413         5.399     5.596         5.443
  11          5/25/04         5.496      5.733          5.549         5.496     5.872         5.580
  12          6/25/04         5.587      5.631          5.597         5.587     5.770         5.628
  13          7/25/04         5.674      5.888          5.722         5.674     6.072         5.763
  14          8/25/04         5.756      5.669          5.737         5.756     6.195         5.854
  15          9/25/04         5.834      5.742          5.813         5.834     6.269         5.931
  16         10/25/04         5.907      6.004          5.929         5.907     6.607         6.064
  17         11/25/04         5.977      5.874          5.954         5.977     6.462         6.086
  18         12/25/04         6.044      6.135          6.064         6.044     6.746         6.201
  19          1/25/05         6.107      5.991          6.081         6.107     6.736         6.247
  20          2/25/05         6.166      6.049          6.140         6.166     6.893         6.329
  21          3/25/05         6.223      6.613          6.310         6.223     9.699         7.000
  22          4/25/05         6.276      6.026          6.220         6.276     8.904         6.864
  23          5/25/05         6.327      6.278          6.316         6.327     9.252         6.981
  24          6/25/05         6.375      6.123          6.318         6.375     9.005         6.963
  25          7/25/05         6.420      6.374          6.410         6.420     9.424         7.092
  26          8/25/05         6.464      6.211          6.407         6.464     9.263         7.089
  27          9/25/05         6.504      6.228          6.443         6.504     9.999         7.286
  28         10/25/05         6.543      6.477          6.528         6.543    10.430         7.412
  29         11/25/05         6.580      6.303          6.518         6.580    10.134         7.375
  30         12/25/05         6.615      6.551          6.600         6.615    10.509         7.485
  31          1/25/06         7.251      7.090          7.215         7.251    11.000         8.089
  32          2/25/06         7.251      7.090          7.215         7.251    11.100         8.111
  33          3/25/06         7.250      7.849          7.384         7.250    13.325         8.608
  34          4/25/06         7.250      7.090          7.214         7.250    12.062         8.326
  35          5/25/06         7.250      7.326          7.267         7.250    12.465         8.416
  36          6/25/06         7.250      7.090          7.214         7.250    12.063         8.326
  37          7/25/06         7.250      7.326          7.267         7.250    12.528         8.430
  38          8/25/06         7.250      7.090          7.214         7.250    12.155         8.347
  39          9/25/06         7.250      7.090          7.214         7.250    12.946         8.525
  40         10/25/06         7.250      7.327          7.267         7.250    13.394         8.628
  41         11/25/06         7.249      7.090          7.214         7.249    12.964         8.534
  42         12/25/06         7.249      7.326          7.267         7.249    13.396         8.634
  43          1/25/07         7.249      7.090          7.213         7.249    13.000         8.546
  44          2/25/07         7.249      7.090          7.213         7.249    13.000         8.548
  45          3/25/07         7.249      7.850          7.384         7.249    14.619         8.916
  46          4/25/07         7.249      7.090          7.213         7.249    13.208         8.598
  47          5/25/07         7.248      7.327          7.266         7.248    13.649         8.701
  48          6/25/07         7.248      7.090          7.213         7.248    13.209         8.603
  49          7/25/07         7.248      7.327          7.266         7.248    13.653         8.707
  50          8/25/07         7.248      7.091          7.212         7.248    13.213         8.609
  51          9/25/07         7.248      7.091          7.212         7.248    13.334         8.640
  52         10/25/07         7.248      7.327          7.266         7.248    13.783         8.746
  53         11/25/07         7.247      7.091          7.212         7.247    13.340         8.648
  54         12/25/07         7.247      7.311          7.262         7.247    13.803         8.759
  55          1/25/08         7.247      7.075          7.208         7.247    13.360         8.661
  56          2/25/08         7.247      7.075          7.207         7.247    13.360         8.665
  57          3/25/08         7.247      7.563          7.320         7.247    14.312         8.892
  58          4/25/08         7.247      7.075          7.207         7.247    13.417         8.688
  59          5/25/08         7.246      7.311          7.261         7.246    13.864         8.798
  60          6/25/08         7.246      7.064          7.203         7.246    13.440         8.704
  61          7/25/08         7.246      7.299          7.258         7.246    13.888         8.816
  62          8/25/08         7.246      7.064          7.203         7.246    13.440         8.717
  63          9/25/08         7.246      7.064          7.203         7.246    13.440         8.723
  64         10/25/08         7.245      7.299          7.258         7.245    13.898         8.839
  65         11/25/08         7.245      7.064          7.202         7.245    13.450         8.739
  66         12/25/08         7.245      7.300          7.258         7.245    13.916         8.860
  67          1/25/09         7.245      7.064          7.201         7.245    13.468         8.759
  68          2/25/09         7.245      7.064          7.201         7.245    13.468         8.767
  69          3/25/09         7.245      7.821          7.385         7.245    14.910         9.131
  70          4/25/09         7.245      7.064          7.201         7.245    13.477         8.787
  71          5/25/09         7.245      7.300          7.258         7.245    13.926         8.909
  72          6/25/09         7.245      7.065          7.200         7.245    13.477         8.807
  73          7/25/09         7.245      7.300          7.259         7.245    13.926         8.930
  74          8/25/09         7.245      7.065          7.199         7.245    13.477         8.827
  75          9/25/09         7.245      7.065          7.199         7.245    13.477         8.838
  76         10/25/09         7.245      7.300          7.259         7.245    13.936         8.968
  77         11/25/09         7.245      7.065          7.198         7.245    13.486         8.864
  78         12/25/09         7.244      7.300          7.259         7.244    13.945         8.997
  79          1/25/10         7.244      7.065          7.198         7.244    13.495         8.892
  80          2/25/10         7.244      7.065          7.197         7.244    13.495         8.905
  81          3/25/10         7.244      7.822          7.398         7.244    14.941         9.307
  82          4/25/10         7.244      7.065          7.196         7.244    13.495         8.934
  83          5/25/10         7.226      7.301          7.246         7.226    13.944         9.068
  84          6/25/10         7.226      7.065          7.182         7.226    13.494         8.960
  85          7/25/10         7.226      7.301          7.246         7.226    13.944         9.102
  86          8/25/10         7.226      7.065          7.181         7.226    13.494         8.993
  87          9/25/10         7.226      7.065          7.180         7.226    13.494         9.010
  88         10/25/10         7.226      7.301          7.247         7.226    13.944         9.157

(1) Assumes no losses, 10% cleanup call, 24% CPR on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 Year CMT remain constant at 1.108%, 1.000% and 1.040%, respectively.

(2) Assumes no losses, 10% cleanup call, 24% CPR on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 Year CMT remain constant at 1.108%, 1.000% and 1.040% in month 1, respectively, both increasing to 20.00% thereafter.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             50%             75%            100%            125%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
----------------------------------------------------------------------------------------------------------------------------------
                         DM              DM              DM              DM              DM              DM              DM
==================================================================================================================================
AV-1
       100.00000               35              35              35              35              35              35              35

             WAL            18.57            4.43            2.93            2.11            1.54            1.12            0.74
PRINCIPAL WINDOW    Jul03 - Dec30   Jul03 - Nov17   Jul03 - Jul13   Jul03 - Jan11   Jul03 - May09   Jul03 - Mar08   Jul03 - Jun05
----------------------------------------------------------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

                          0%             50%             75%            100%            125%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
----------------------------------------------------------------------------------------------------------------------------------
                        YIELD           YIELD           YIELD           YIELD            YIELD          YIELD           YIELD
==================================================================================================================================
M-1
      99.99717               4.24            4.22            4.21            4.20            4.19            4.19            4.17

            WAL             24.68            9.61            6.61            5.07            4.40            4.31            3.15
      PRINCIPAL     Feb23 - Dec30   Feb08 - Nov17   Aug06 - Jul13   Sep06 - Jan11   Dec06 - May09   Apr07 - Mar08   Feb06 - Sep06
         WINDOW
----------------------------------------------------------------------------------------------------------------------------------
M-2

      99.99708               4.74            4.72            4.70            4.69            4.68            4.67            4.65

            WAL             24.68            9.61            6.61            5.04            4.24            3.90            3.24
      PRINCIPAL     Feb23 - Dec30   Feb08 - Nov17   Aug06 - Jul13   Aug06 - Jan11   Sep06 - May09   Nov06 - Mar08   Sep06 - Sep06
         WINDOW
----------------------------------------------------------------------------------------------------------------------------------
B-1

      99.99665               5.24            5.22            5.20            5.18            5.17            5.16            5.14

            WAL             24.68            9.61            6.61            5.02            4.16            3.72            3.12
      PRINCIPAL     Feb23 - Dec30   Feb08 - Nov17   Aug06 - Jul13   Jul06 - Jan11   Aug06 - May09   Sep06 - Mar08   Jun06 - Sep06
         WINDOW
----------------------------------------------------------------------------------------------------------------------------------
A-IO

      2.72468                3.50            3.50            3.50            3.50            3.50            3.50            3.50

            WAL              1.00            1.00            1.00            1.00            1.00            1.00            1.00
      PRINCIPAL           NA - NA         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
         WINDOW
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       C-BASS 2003-CB3

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             50%             75%            100%            125%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
----------------------------------------------------------------------------------------------------------------------------------
                         DM              DM              DM              DM              DM              DM              DM
==================================================================================================================================
AV-1

       100.00000               35              36              35              35              35              35              35

             WAL            18.76            4.52            2.98            2.13            1.55            1.12            0.74
PRINCIPAL WINDOW    Jul03 - Feb33   Jul03 - Jan23   Jul03 - Aug16   Jul03 - Oct12   Jul03 - Feb10   Jul03 - Mar08   Jul03 - Jun05
----------------------------------------------------------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

                          0%             50%             75%            100%            125%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
----------------------------------------------------------------------------------------------------------------------------------
                        YIELD           YIELD           YIELD           YIELD            YIELD          YIELD           YIELD
==================================================================================================================================
M-1

        99.99717             4.25            4.25            4.25            4.24            4.23            4.23            4.37

             WAL            24.90           10.41            7.27            5.58            4.81            4.65            4.93
       PRINCIPAL    Feb23 - Nov32   Feb08 - Jul26   Aug06 - Oct20   Sep06 - Oct16   Dec06 - Jan14   Apr07 - Jan12   Feb06 - Jan11
          WINDOW
----------------------------------------------------------------------------------------------------------------------------------
M-2

        99.99708             4.74            4.74            4.73            4.72            4.71            4.71            4.73

             WAL            24.88           10.30            7.18            5.47            4.59            4.19            3.76
       PRINCIPAL    Feb23 - Sep32   Feb08 - Jan25   Aug06 - Apr19   Aug06 - Aug15   Sep06 - Jan13   Nov06 - Mar11   Sep06 - Nov08
          WINDOW
----------------------------------------------------------------------------------------------------------------------------------
B-1

        99.99665             5.24            5.23            5.22            5.20            5.19            5.18            5.16

             WAL            24.83           10.05            6.97            5.29            4.38            3.90            3.25
       PRINCIPAL    Feb23 - Apr32   Feb08 - Feb22   Aug06 - Jan17   Jul06 - Aug13   Aug06 - Jun11   Sep06 - Dec09   Jun06 - Dec07
          WINDOW
----------------------------------------------------------------------------------------------------------------------------------
A-IO

         2.72468             3.50            3.50            3.50            3.50            3.50            3.50            3.50

             WAL             1.00            1.00            1.00            1.00            1.00            1.00            1.00
       PRINCIPAL          NA - NA         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
          WINDOW
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.